                                  Exhibit 4.4

                              Security Trust Deed

                                                        Series 2002-1G WST Trust
                                                             Security Trust Deed







                                       Westpac Securities Administration Limited
                                                                       (Chargor)

                                               Perpetual Trustee Company Limited
                                                              (Security Trustee)

                                   Westpac Securitisation Management Pty Limited
                                                                 (Trust Manager)

                                                   Citibank, N.A., London Branch
                                                                  (Note Trustee)







                                                          Allens Arthur Robinson
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                            Tel  61  2 9230 4000
                                                            Fax  61  2 9230 5333



                                       (C) Copyright Allens Arthur Robinson 2002

Series 2002-1G WST Trust Security Trust
Deed                                                      Allens Arthur Robinson
--------------------------------------------------------------------------------


Table of Contents

1.       Definitions and interpretation                                                2
         1.1      Definitions                                                          2
         1.2      Master Trust Deed definitions and Trust Document amendments          5
         1.3      Interpretation                                                       5
         1.4      Determination, statement and certificate sufficient evidence         6
         1.5      Document or agreement                                                6
         1.6      Rights and obligations of Mortgagees                                 6
         1.7      Transaction Document                                                 6
         1.8      Trustee as trustee                                                   7

2.       Appointment of Security Trustee                                               7
         2.1      The Security Trustee                                                 7
         2.2      Resolution of Conflicts                                              7
         2.3      Duration of Trust                                                    8
         2.4      Covenant8

3.       Charge                                                                        8
         3.1      Charge                                                               8
         3.2      Security                                                             8
         3.3      Prospective liability                                                8

4.       Nature of charge                                                              8
         4.1      Priority                                                             8
         4.2      Nature of Charge                                                     8
         4.3      Dealing with Mortgaged Property                                      9
         4.4      Crystallisation                                                      9
         4.5      De-crystallisation                                                  10

5.       Covenants and warranties                                                     10
         5.1      Covenant                                                            10
         5.2      Negative covenants                                                  11
         5.3      Representations and Warranties                                      11
         5.4      Trust Manager's undertakings                                        12

6.       Further assurances                                                           12
         6.1      Further assurances                                                  12

7.       Note Trustee                                                                 13
         7.1      Capacity                                                            13
         7.2      Exercise of rights                                                  13
         7.3      Instructions or directions                                          13
         7.4      Payments                                                            13
         7.5      Notices                                                             13

8.       Events of Default                                                            13
         8.1      Events of Default                                                   13
         8.2      Rights of the Security Trustee upon Event of Default                14
         8.3      Notify Events of Default                                            15

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                                                                        Page (i)

Series 2002-1G WST Trust Security Trust
Deed                                                      Allens Arthur Robinson
--------------------------------------------------------------------------------


9.       Enforcement                                                                  15
         9.1      Power to enforce                                                    15
         9.2      No obligation to enforce                                            15
         9.3      Obligation to convene meeting                                       15
         9.4      Security Trustee to act in accordance with directions               16
         9.5      Security Trustee must receive indemnity                             16
         9.6      Limitation on rights of Mortgagees                                  16
         9.7      Immaterial waivers                                                  17
         9.8      Acts pursuant to resolutions                                        17
         9.9      Overriding provision                                                17

10.      Appointment of Receiver                                                      18
         10.1     Appointment                                                         18
         10.2     Agent of Chargor                                                    18
         10.3     Receiver's powers                                                   18
         10.4     Receiver appointed after commencement of winding up                 21
         10.5     Powers exercisable by the Security Trustee                          21
         10.6     Withdrawal                                                          21

11.      Remuneration of Security Trustee                                             21
         11.1     Costs                                                               21
         11.2     Fee                                                                 21
         11.3     Cessation of Fee                                                    21

12.      Power of Attorney                                                            22

13.      Completion of blank securities                                               22

14.      Performance of Chargor's obligations                                         22

15.      Statutory powers                                                             22
         15.1     Powers in augmentation                                              22
         15.2     Notice not required                                                 23

16.      Application of moneys received                                               23
         16.1     Priorities                                                          23
         16.2     Moneys actually received                                            24
         16.3     Amounts contingently due                                            24
         16.4     Notice of subsequent Security Interests                             25
         16.5     Satisfaction of debts                                               25
         16.6     Payments into US$ Account                                           25
         16.7     Payments out of US$ Account                                         25
         16.8     Excluded amounts                                                    25

17.      Other Security Interests over Mortgaged Property                             26

18.      Protection of Mortgagees, Receiver and Attorney                              26

19.      Protection of third parties                                                  27
         19.1     No enquiry                                                          27
         19.2     Receipt                                                             27

20.      Expenses, indemnity                                                          27

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                                                                       Page (ii)

Series 2002-1G WST Trust Security Trust
Deed                                                      Allens Arthur Robinson
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
         20.1     Expenses                                                            27
         20.2     Indemnity                                                           28

21.      Currency indemnity                                                           28

22.      Stamp duties                                                                 29

23.      Interest on overdue amounts                                                  29
         23.1     Accrual                                                             29
         23.2     Payment                                                             29
         23.3     Rate                                                                29

24.      Certificate as to amount of Secured Moneys, etc.                             30

25.      Survival of representations                                                  30

26.      Indemnity and reimbursement obligations                                      30

27.      Continuing security                                                          30

28.      Other securities                                                             30

29.      Discharge of the Charge                                                      31
         29.1     Release                                                             31
         29.2     Contingent liabilities                                              31
         29.3     Charge reinstated                                                   31

30.      Amendment                                                                    31
         30.1     Approval of Trust Manager                                           31
         30.2     Extraordinary Resolution of Voting Mortgagees                       32
         30.3     Distribution of amendments                                          32

31.      Limited recourse                                                             32
         31.1     General                                                             32
         31.2     Liability of Chargor limited to its right to indemnity              32
         31.3     Rights against Mortgaged Property preserved                         33
         31.4     Unrestricted remedies                                               34
         31.5     Restricted remedies                                                 34

32.      Waivers, remedies cumulative                                                 34

33.      Consents and opinion                                                         35

34.      Severability of provisions                                                   35

35.      Moratorium legislation                                                       35

36.      Assignments                                                                  35

37.      Notices                                                                      36

38.      Relationship of Mortgagees to Security Trustee                               36
         38.1     Instructions; extent of discretion                                  36
         38.2     No obligation to investigate authority                              37
         38.3     Delegation                                                          37
         38.4     Reliance on documents and experts                                   37
         38.5     Notice of transfer                                                  37
         38.6     Notice of default                                                   37

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                                                                      Page (iii)

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Deed                                                      Allens Arthur Robinson
--------------------------------------------------------------------------------


         38.7     Security Trustee as Mortgagee                                       38
         38.8     Indemnity to Security Trustee                                       38
         38.9     Independent investigation                                           39
         38.10    No monitoring                                                       39
         38.11    Information                                                         39
         38.12    Conflicts                                                           40
         38.13    No Liability                                                        40
         38.14    Security Trustee liability                                          41

39.      Retirement and removal of Security Trustee                                   41
         39.1     Retirement                                                          41
         39.2     Removal                                                             41
         39.3     Replacement                                                         42

40.      Meetings of Mortgagees                                                       42
         40.1     Limitation on Security Trustee's powers                             42
         40.2     Convening of meetings                                               42
         40.3     Notice of meetings                                                  43
         40.4     Chairman                                                            44
         40.5     Quorum                                                              44
         40.6     Adjournment                                                         44
         40.7     Voting procedure                                                    45
         40.8     Right to attend and speak                                           46
         40.9     Appointment of Proxies                                              46
         40.10    Corporate Representatives                                           46
         40.11    Rights of Representatives                                           47
         40.12    Extraordinary Resolutions                                           47
         40.13    Extraordinary Resolution binding on Mortgagees                      48
         40.14    Minutes and records                                                 48
         40.15    Written resolutions                                                 48
         40.16    Further procedures for meetings                                     49
         40.17    Noteholder Mortgagees' rights                                       49

41.      Authorised Signatories                                                       50

42.      Governing law and jurisdiction                                               50

43.      Counterparts                                                                 50

44.      Set-off                                                                      50

45.      Acknowledgement by chargor                                                   51

46.      Information memorandum                                                       51



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                                                                       Page (iv)

Series 2002-1G WST Trust Security Trust
Deed                                                      Allens Arthur Robinson
--------------------------------------------------------------------------------


Date                                   4 March 2002
-----------


Parties
-----------

         1. Westpac Securities Administration Limited (ABN 77 000 049 472) of Level 4, 50 Pitt Street, Sydney, New South Wales, in its capacity as trustee of the Series 2002-1G WST Trust (the Chargor);

         2. Perpetual Trustee Company Limited (ABN 42 000 001 007) of Level 7, 39 Hunter Street, Sydney, New South Wales (the Security Trustee, which expression includes its successor for the time being as security trustee under this deed);

         3.       Westpac Securitisation Management Pty Limited (ABN 73 081 709
                  211) of Level 25, 60 Martin Place, Sydney, New South Wales (the Trust Manager); and

         4. Citibank, N.A., London Branch of Cottons Centre, Hays Lane, London SE1 2QT (Note Trustee, which expression shall, wherever the context requires, include any other person or company for the time being a note trustee under the Note Trust Deed).


Recitals
-----------

         A The Chargor is the trustee, and the Trust Manager is the manager, of the Trust.

         B Under the terms of the Master Trust Deed, the Chargor is authorised to enter into this deed to charge the Trust Assets to secure the due and punctual performance of the obligations of the Chargor under the Trust Documents and the payment in full of the Secured Moneys to the Mortgagees.

         C The Security Trustee enters into this deed as Mortgagee and as trustee for each other Mortgagee.

         D The Note Trustee enters into this deed for itself and as trustee for and on behalf of each Class A Noteholder.
--------------------------------------------------------------------------------

IT IS AGREED as follows.



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                                                                          Page 1

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Series 2002-1G WST Trust Security Trust
Deed                                                      Allens Arthur Robinson
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1.       Definitions and interpretation
--------------------------------------------------------------------------------

1.1      Definitions

         The following definitions apply unless the context requires otherwise.

         Attorney means any attorney appointed under this deed or any Collateral Security.

         Charge means the charge created by this deed.

         Chargor's Indemnity means:

         (a) the Chargor's right of indemnity from the Trust Assets in respect of liabilities incurred by the Chargor acting in its capacity as Trustee of the Trust; and

         (b) all equitable liens and other Security Interests which the Chargor has over the Trust Assets.

         Charge Release Date means, subject to clause 29.3, the date the Security Trustee discharges the Charge and this deed under clause 29.1.

         Collateral Security means any Security Interest, Guarantee or other document or agreement at any time created or entered into in favour of the Security Trustee as security for any Secured Moneys.

         Event of Default means any of the events specified in clause 8.

         Extraordinary Resolution in relation to the Voting Mortgagees means:

         (a) a resolution passed at a meeting of the Voting Mortgagees duly convened and held in accordance with the provisions contained in this deed by a majority consisting of not less than three quarters of the votes capable of being cast at that meeting by Voting Mortgagees present in person or by proxy; or

         (b) a resolution in writing pursuant to clause 40.15 signed by all the Voting Mortgagees or all of the class of Voting Mortgagees (as the case may be).

         Guarantee means any guarantee, indemnity, letter of credit, legally binding letter of comfort or suretyship, or any other obligation or irrevocable offer (whatever called and of whatever nature):

         (a)      to pay or to purchase;

         (b) to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets, rights or services, or otherwise) for the payment or discharge of;

         (c) to indemnify against the consequences of default in the payment of; or

         (d)      to be responsible otherwise for,

         an obligation or indebtedness of another person, a dividend, distribution, capital or premium on shares, stock or other interests, or the insolvency or financial condition of another person.



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         Liquidation includes receivership, compromise, arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, bankruptcy or death.

         Master Trust Deed means the Master Trust Deed for the WST Trusts dated 14 February 1997 between the Chargor as Trustee and the Trust Manager.

         Mortgaged Property means the property mortgaged or charged by this deed or any Collateral Security.

         Mortgagee means:

         (a) the Security Trustee in relation to its rights (held in its own right or for the benefit of other Mortgagees) under this deed;

         (b) any Class A Noteholder, in relation to its rights under the Notes held by it;

         (c) any Registered Noteholder, in relation to its rights under the Notes held by it;

         (d) any Approved Seller in relation to any relevant Accrued Interest Adjustment;

         (e)      Westpac in relation to any Redraws;

         (f) the Trust Manager in relation to its rights as Trust Manager under the Trust Documents for the Trust;

         (g) the Servicer in relation to its rights as Servicer under the Trust Documents for the Trust;

         (h) any Support Facility Provider in relation to its rights under each Support Facility for the Trust (other than a Mortgage Insurance Policy) to which it is a party;

         (i) the Note Trustee in relation to its rights (held on its own right or for the benefit of any Class A Noteholders) under the Transaction Documents; or

         (j) each Note Party in relation to its rights under the Transaction Documents.

         Note Trustee means Citicorp Trustee Company Limited, in its own capacity and as trustee for and on behalf of the Class A Noteholders from time to time.

         Noteholder Mortgagees means, together:

         (a)      the Note Trustee for and on behalf of the Class A Noteholders;
                  and

         (b)      each Class B Noteholder.

         Notice of Creation of Trust means the Notice of Creation of Trust dated 4 March 2002 issued under the Master Trust Deed in relation to the Trust.

         Power means a power, right, authority, discretion or remedy which is conferred on the Security Trustee, a Mortgagee or a Receiver or
         Attorney:

         (a)      by this deed or any Collateral Security; or

         (b)      by law in relation to this deed or any Collateral Security.

         Receiver means a receiver or receiver and manager appointed under this deed or any Collateral Security.



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Series 2002-1G WST Trust Security Trust
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         Relevant Trust means a trust other than the Trust, constituted under the Master Trust Deed, of which the Chargor is a trustee.

         Representative means:

         (a) in the case of a Class A Noteholder, the Note Trustee (as its representative);

         (b) in the case of any other Mortgagee, a person who is appointed as a proxy for that Mortgagee pursuant to clause 40.9; and

         (c) without limiting the generality of paragraph (a), in the case of a Voting Mortgagee which is a body corporate, a person who is appointed pursuant to clause 40.10 by the Mortgagee.

         Secured Moneys means all money which the Chargor (whether alone or with another person) is or at any time may become actually or contingently liable to pay to or for the account of any Mortgagee (whether alone or with another person) for any reason whatever under or in connection with a Trust Document.

         It includes money by way of principal, interest, fees, costs, indemnities, Guarantee, charges, duties or expenses, or payment of liquidated or unliquidated damages under or in connection with a Trust Document, or as a result of any breach of or default under or in connection with, a Trust Document.

         Where the Chargor would have been liable but for its Liquidation, it will be taken still to be liable.

         Series Notice means:

         (a) the draft of the Series 2002-1G WST Trust Series Notice dated 21 February 2002 (being document number S0110827487v7) between, among others, the Chargor, the Trust Manager, the Note Trustee and the Security Trustee; or

         (b) once executed, the executed Series 2002-1G WST Trust Series Notice in or substantially in the form of that draft.

         Settlor means Andrew Jinks.

         Trust means the trust known as the Series 2002-1G WST Trust established under the Notice of Creation of Trust, the Master Trust Deed and the Series Notice.

         Trust Assets means the Assets of the Trust from time to time as defined in the Master Trust Deed, and includes the rights of the Trustee under the Trust Documents in respect of the Trust and under the Collection Account and the US$ Account.

         Trust Document means each of:

         (a)      this deed;

         (b)      the Master Trust Deed;

         (c)      the Series Notice;

         (d)      the Notice of Creation of Trust;

         (e)      the Servicing Agreement in respect of the Trust;

         (f)      each Note;


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                                                                          Page 4

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Series 2002-1G WST Trust Security Trust
Deed                                                      Allens Arthur Robinson
--------------------------------------------------------------------------------


         (g)      each Support Facility for the Trust;

         (h)      the Agency Agreement; and

         (i)      the Note Trust Deed.

         Trust Fund means each amount held by the Security Trustee under clause
         2.1 of this deed together with any other property and benefits which the Security Trustee receives, has vested in it or otherwise acquires to hold on the trust established under this deed including, without limitation, all the right, title and interest of the Security Trustee in connection with the Charge and any property which represents the proceeds of sale of any such property or proceeds of enforcement of the Charge.

         Vesting Date means the day preceding the earliest of:

         (a)      the 80th anniversary of the date of this deed;

         (b) the 21st anniversary of the date of the death of the last survivor of the lineal descendants of King George V living on the date of this deed; and

         (c)      the day after the Charge Release Date.

         Voting Mortgagee means:

         (a) for so long as the Secured Moneys of the Class A Noteholders and the Class B Noteholders are 75% or more of total Secured Moneys, the Noteholder Mortgagees alone; and

         (b)      at any other time (subject to clause 40.17):

                  (i) the Note Trustee, acting on behalf of the Class A Noteholders under the Note Trust Deed and clause 7; and

                  (ii)     each other Mortgagee (other than a Class A
                           Noteholder).

1.2      Master Trust Deed definitions and Trust Document amendments

         (a) Words and expressions which are defined in the Master Trust Deed (as amended by the Series Notice) and the Series Notice (including in each case by reference to another agreement) have the same meanings when used in this deed unless the context otherwise requires or unless otherwise defined in this deed.

         (b) No change to the Master Trust Deed or any other document (including the order of payment set out in the Series Notice) after the date of this deed will change the meaning of terms used in this deed or adversely affect the rights of the Security Trustee under this deed unless the Security Trustee (subject to clause 40.17(d), with the prior written consent of the Noteholder Mortgagees) has agreed in writing to the changes.

1.3      Interpretation

         Clause 1.2 of the Master Trust Deed applies to this deed as if set out in full and:

         (a) a reference to an asset includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;


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                                                                          Page 5

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Series 2002-1G WST Trust Security Trust
Deed                                                      Allens Arthur Robinson
--------------------------------------------------------------------------------


         (b) an Event of Default subsists until it has been waived in writing by the Security Trustee;

         (c) a reference to an amount for which a person is contingently liable includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise; and

         (d) wilful default means, in respect of the Security Trustee, any wilful failure to comply with or wilful breach of any of its obligations under this deed, other than a wilful failure or wilful breach which:

                  (i) is in accordance with a lawful court order or direction or otherwise required by law; or

                  (ii) is in accordance with an instruction or direction from the Note Trustee or the Voting Mortgagees.

1.4      Determination, statement and certificate sufficient evidence

         Except where otherwise provided in this deed any determination, statement or certificate by the Security Trustee or an Authorised Signatory of the Security Trustee provided for in this deed is sufficient evidence of each thing determined, stated or certified until proven wrong.

1.5      Document or agreement

         A reference to:

         (a) an agreement includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

         (b) a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

         A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this deed.

1.6      Rights and obligations of Mortgagees

         (a) Each Mortgagee is entitled to the benefit of the obligations (including warranties) of each of the Security Trustee, the Chargor and any other person under this deed and any Collateral Security.

         (b) No Mortgagee is entitled to enforce this deed or any Collateral Security other than through the Security Trustee.

         (c)      Each Mortgagee is bound by this deed and each Collateral
                  Security.

         (d) No Mortgagee is responsible for the obligations of the Security Trustee or any other Mortgagee.

         (e) The provisions of this deed are binding on the Security Trustee, the Chargor and the Mortgagees and all persons claiming through them, respectively.

1.7      Transaction Document

         This deed is a Transaction Document for the purposes of the Master Trust Deed.


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Series 2002-1G WST Trust Security Trust
Deed                                                      Allens Arthur Robinson
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1.8      Trustee as trustee

         In this deed, except where provided to the contrary:

         (a) a reference to the Chargor is a reference to the Chargor in its capacity as trustee of the Trust only, and in no other capacity; and

         (b) a reference to the assets, business, property or undertaking of the Chargor is a reference to the assets, business, property or undertaking of the Chargor only in the capacity described in paragraph (a) above.

2.       Appointment of Security Trustee
--------------------------------------------------------------------------------

2.1      The Security Trustee

         The Security Trustee:

         (a) is appointed to act as trustee on behalf of the Mortgagees on the terms and conditions of this deed; and

         (b)      acknowledges and declares that it:

                  (i) holds the sum of $10.00 received on the date of this deed from the Settlor; and

                  (ii) will hold the benefit of the Charge, the Mortgaged Property and the benefit of each of the Trust Documents to which it is a party,

         in each case, on trust for each Mortgagee, in accordance with the terms and conditions of this deed.

2.2      Resolution of Conflicts

         (a) Subject to the provisions of this deed, if there is at any time a conflict between a duty owed by the Security Trustee to any Mortgagees or class of Mortgagees, and a duty owed by it to another Mortgagee or class of Mortgagee, the Security Trustee must give priority to the interests of the Noteholders (which in the case of the Class A Noteholders shall be determined by the Note Trustee acting on their behalf (as provided in clause 40.17)).

         (b)      Subject to the provisions of this deed (other than paragraph
                  (a)), the Security Trustee must give priority to the interests only of the Class A Noteholders, the holders of the RFSs and the holders of the RFS Class A Notes if, in the Security Trustee's opinion, there is a conflict between the interests of the Class A Noteholders, the holders of the RFSs and the holders of the RFS Class A Notes and the interests of the Class B Noteholders or the other persons entitled to the benefit of the Charge.

         (c) Provided that the Security Trustee acts in good faith, it shall not incur any liability to any Mortgagee for giving effect to paragraph (a) or (b).


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                                                                          Page 7

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Series 2002-1G WST Trust Security Trust
Deed                                                      Allens Arthur Robinson
--------------------------------------------------------------------------------


2.3      Duration of Trust

         The Trust established under this deed commences on the date of this deed and ends on the Vesting Date unless determined earlier.

2.4      Covenant

         The Security Trustee covenants for the benefit of Westpac that it will comply with clause 8.4(l)(i) of the Master Trust Deed in relation to any Receivable Security which the Trustee or Westpac has notified to the Security Trustee is affected by a Trust Back.

3.       Charge
--------------------------------------------------------------------------------

3.1      Charge

(a) Subject to paragraph (b), the Chargor charges to the Security Trustee, for the Security Trustee and as trustee for the Mortgagees all of the present and future Trust Assets and undertaking of the Trust.

(b) The Charge does not charge any Trust Assets which are owned by the Trustee as at the date of this deed which are, or are taken under the applicable stamp duties legislation of the relevant jurisdiction to be, situated in any State or Territory of Australia other than the Australian Capital Territory or the Northern Territory.

3.2      Security

         (a) The security created by this deed secures the due and punctual payment of the Secured Moneys.

         (b) This deed is given in consideration of the Security Trustee and the Mortgagees entering the Trust Documents and for other valuable consideration received.

3.3      Prospective liability

         For the purpose of the Corporations Act the maximum prospective liability (as defined in the Corporations Act) secured by this deed at any time is A$1,000,000,000,000 or its equivalent and the total amount recoverable under this deed is limited to A$1,000,000,000,000.

4.       Nature of charge
--------------------------------------------------------------------------------

4.1      Priority

         The Charge is a first charge and takes priority over all Security Interests that have been granted over the Mortgaged Property.

4.2      Nature of Charge

         The Charge operates, subject to clause 4.4, as a floating charge only, over all the Mortgaged Property.


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Deed                                                      Allens Arthur Robinson
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4.3      Dealing with Mortgaged Property

         (a) Except with the prior written consent of the Security Trustee and (subject to clause 40.17(d)) the Noteholder Mortgagees, or as expressly permitted in any Trust Document, the Chargor shall not, and the Trust Manager shall not direct the Chargor to:

                  (i) create or allow to exist any Security Interest over any Mortgaged Property; or

                  (ii)     in any other way:

                           (A)      dispose of;

                           (B)      create or allow any interest in; or

                           (C)      part with possession of,

                           any Mortgaged Property, except, subject to the Trust Documents, any disposal of or dealing with any asset for the time being subject to the floating charge in the ordinary course of its ordinary business.

         (b) Where by law a Mortgagee may not restrict the creation of any Security Interest over an asset ranking after the Charge, paragraph (a) will not restrict that creation. However, the Chargor shall ensure that before that Security Interest is created the holder of that Security Interest enters into a deed of priority in form and substance specified by the Security Trustee.

4.4      Crystallisation

                           The floating charge referred to in clause 4.2 will automatically and immediately crystallise and operate as a fixed charge:

         (a)      in respect of any asset:

                  (i) upon notice to the Chargor from the Security Trustee (which it may only give following an Event of Default);

                  (ii) if without the prior written consent of the Security Trustee (and, subject to clause 40.17(d), the Noteholder Mortgagees), the Chargor:

                           (A)      creates or allows any Security Interest
                                    over;

                           (B)      sells, leases or otherwise disposes of;

                           (C)      creates or allows any interest in; or

                           (D)      parts with possession of,

                           that asset in breach of a Trust Document, or agrees or attempts to do so or takes any step towards doing so;

                  (iii) on the Commissioner of Taxation or his delegate or successor signing a notice under:

                           (A)      s218 or s255 of the Income Tax Assessment
                                    Act 1936;

                           (B)      s74 of the Sales Tax Assessment Act 1992;


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                           (C)      s260-5 of the Taxation Administration Act
                                    1953; or

                           (D)      any similar legislation,

                           which will affect that asset; or

                  (iv) on a Government Agency taking any step which may result in an amount of Tax or an amount owing to a Government Agency ranking ahead of the floating charge with respect to that asset; or

         (b)      in respect of all the Mortgaged Property:

                  (i) if an Insolvency Event occurs with respect to the Chargor; or

                  (ii) on the security constituted by this deed being enforced in any way.

         Except where expressly stated, no notice or action by any Mortgagee is necessary for the charge to crystallise.

4.5      De-crystallisation

         The Security Trustee may at any time release any asset which has become subject to a fixed charge under clause 4.4 from the fixed charge by notice to the Chargor. That asset will then again be subject to the floating charge and to the further operation of that clause. The Security Trustee must notify the Designated Rating Agency for each Class of Notes in writing of any such release.

5.       Covenants and warranties
--------------------------------------------------------------------------------

5.1      Covenant

         (a) The Chargor acknowledges its indebtedness to each Mortgagee in respect of the relevant Secured Moneys. The Chargor shall duly and punctually pay the Secured Moneys. After an Event of Default (whether or not it subsists) it will pay the Secured Moneys when demand is made under Clause 8.2.

         (b) The Chargor shall use its best endeavours to ensure that no Event of Default occurs.

         (c) The Chargor will ensure that it complies with its material obligations under the Trust Documents.

         (d) The Chargor will give to the Security Trustee or the Note Trustee a copy of the Register and any information relating to the Trust that the Security Trustee or the Note Trustee (as the case may be) reasonably requests in connection with the exercise and performance of its powers and obligations under this deed, including without limitation:

                  (i) the identity, and notice details of, each Mortgagee and Beneficiary; and

                  (ii)     the Secured Moneys owing to each Mortgagee.

         (e) The Chargor shall cause this deed to be lodged for registration with the Australian Securities and Investments Commission before it issues a Note.


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5.2      Negative covenants

         The Chargor shall not do, nor shall the Trust Manager direct the Chargor to do, any of the following without the prior written consent of the Security Trustee (and, subject to clause 40.17(d), the Noteholder Mortgagees) and without prior written confirmation from the Designated Rating Agency of the rating for each class of Notes in relation to the Trust and the Notes except as permitted by this deed or the Master Trust Deed:

         (a) (no Financial Indebtedness): create, incur, assume, permit or suffer to exist any Financial Indebtedness except for:

                  (i)      the Notes;

                  (ii) Financial Indebtedness arising under the Trust Documents in relation to the Trust (including under a Support Facility); or

                  (iii) Financial Indebtedness which is fully subordinated to the Secured Moneys or is non-recourse other than with respect to proceeds in excess of those needed to pay the Secured Moneys, and which does not constitute a claim against the Chargor in the event that those excess proceeds are insufficient to pay that subordinated Financial Indebtedness; or

                  (iv) Financial Indebtedness when the Chargor has received written confirmation from the Designated Rating Agency for each Class of Notes that it will not result in any reduction of the rating assigned to the Notes by the Designated Rating Agencies;

         (b) (no release under Trust Documents): give any release or discharge (whether full, partial or conditional) to any person in respect of their obligations under any of the Trust Documents relating to the Trust, except as contemplated by the Trust Documents;

         (c) (other activities) not engage in any business or activity other than as contemplated in the Trust Documents;

         (d) (bank accounts) not open any bank account not specified in the Trust Documents; and

         (e) (Security Interest) not create any other Security Interest over the Mortgaged Property.

5.3      Representations and Warranties

         The Chargor makes the following representations and warranties.

         (a) (Trust Documents representations and warranties) All representations and warranties of the Chargor in the Trust Documents are true or, if not yet made, will be true when made.

         (b) (Good title) The Chargor is the sole equitable owner of the Mortgaged Property and has the power under the Master Trust Deed to enter into this deed and to charge in the manner provided in this deed the Mortgaged Property. Subject only to the Master Trust Deed and this deed, the Mortgaged Property is free of all other Security Interests.


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         (c)      (Trust validly created) The Trust has been validly created and is in existence at the date of this deed.

         (d) (Sole Trustee) The Chargor has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

         (e) (Master Trust Deed) The Trust is constituted pursuant to the Master Trust Deed.

         (f) (Right of indemnity) Except as expressly provided in the Master Trust Deed or the Series Notice or statute it has not limited in any way, and it has no liability which may be set off against, the Chargor's Indemnity.

         (g) (No proceedings to remove) No notice has been given to the Chargor and, to the Chargor's knowledge, no resolution has been passed or direction has been given, removing the Chargor as trustee of the Trust.

5.4      Trust Manager's undertakings

         The Trust Manager undertakes to the Security Trustee to promptly give to the Security Trustee and the Note Trustee:

         (a) a copy of each custody audit relating to the Trust given under the Servicing Agreement;

         (b) a copy of each Trust Manager's Report given in relation to the Trust;

         (c) each audit report issued by the Auditor in relation to the Trust; and

         (d) upon request from the Security Trustee or the Note Trustee (as the case may be), a copy of each Trust Document and details and information relating to:

                  (i) the identity, and notice details of, each Support Facility Provider; and

                  (ii)     the Secured Moneys owing to each Support Facility
                           Provider.

6.       Further assurances
--------------------------------------------------------------------------------

6.1      Further assurances

         Whenever the Security Trustee reasonably requests the Chargor to do anything in order:

         (a) more satisfactorily to mortgage, assure or secure the Mortgaged Property to the Mortgagees or the Security Trustee's nominee in a manner not inconsistent with this deed or any Trust Document; or

         (b)      to aid in the execution or exercise of any Power,

         the Chargor shall do it immediately, subject to any liability it incurs being covered by the Chargor's Indemnity. It may include registering this deed, executing or registering any other document or agreement, delivering Trust Documents or evidence of title and executing and delivering blank transfers.


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7.       Note Trustee
--------------------------------------------------------------------------------

7.1      Capacity

         The Note Trustee is a party to this deed in its capacity as trustee for and on behalf of the Class A Noteholders from time to time under the Note Trust Deed.

7.2      Exercise of rights

         (a) The rights, remedies and discretions of the Class A Noteholders under this deed including all rights to vote or give instructions or consent to the Security Trustee and to enforce any undertakings or warranties under this deed, may only be exercised by the Note Trustee on behalf of the Class A Noteholders in accordance with the Note Trust Deed.

         (b) The Class A Noteholders may only exercise enforcement rights in respect of the Mortgaged Property through the Note Trustee and only in accordance with this deed.

7.3      Instructions or directions

         The Security Trustee may rely on any instructions or directions given to it in writing by the Note Trustee as being given on behalf of all Class A Noteholders from time to time and need not inquire whether the Note Trustee or the Class A Noteholders from time to time have complied with any requirements under the Note Trust Deed or as to the reasonableness or otherwise of the Note Trustee.

7.4      Payments

         Any payment to be made to a Class A Noteholder under this deed may be made to the Note Trustee or a Paying Agent on behalf of that Class A Noteholder.

7.5      Notices

         Any notice to be given to a Class A Noteholder under this deed may be given to the Note Trustee or the Principal Paying Agent on behalf of that Class A Noteholder.

8.       Events of Default
--------------------------------------------------------------------------------

8.1      Events of Default

         Each of the following is an Event of Default (whether or not it is within the control of the Chargor).

         (a)      (Failure to pay) The Chargor fails to pay:

                  (i) any Coupon within 10 Business Days of the Payment Date on which the Coupon was due to be paid, together with all interest accrued and payable on that Coupon; and

                  (ii) any other Secured Moneys, within 10 Business Days of the due date for payment (or within any applicable grace period agreed in writing with the


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                           Mortgagee, or where the Mortgagee is a Class A
                           Noteholder the Note Trustee, to whom the Secured Moneys relate).

         (b) (Breach of obligation) The Chargor fails to perform or observe any other provisions (other than an obligation referred to in paragraph (a)) of this deed or a Trust Document where such failure will have an Adverse Effect and that default (if in the opinion of the Security Trustee capable of remedy (that opinion, subject to clause 40.17(d), having been approved in writing by the Noteholder Mortgagees)) is not remedied within 30 days after written notice (or such longer period as may be specified in the notice, that longer period, subject to clause 40.17(d), having been approved by the Noteholder Mortgagees) from the Security Trustee requiring the failure to be remedied.

         (c) (Insolvency) An Insolvency Event occurs in relation to the Chargor.

         (d) (Priority of Charge) The Charge is not or ceases to be a first ranking charge over the Trust Assets, or any other obligation of the Chargor (other than as mandatorily preferred by law) ranks ahead of or pari passu with any of the Secured Moneys.

         (e) (Enforcement of security) Any Security Interest over the Trust Assets is enforced.

         (f)      (Vitiation of Trust Documents)

                  (i) All or any part of any Trust Document (other than the Basis Swap and Redraw Facility) is terminated or is or becomes void, illegal, invalid, unenforceable or of limited force and effect; or

                  (ii) a party becomes entitled to terminate, rescind or avoid all or part of any Trust Document (other than the Basis Swap and Redraw Facility).

         (g) (Trust) Without the prior consent of the Security Trustee (that consent, subject to clause 40.17(d), having been approved by the Noteholder Mortgagees):

                  (i) the Trust is wound up, or the Chargor is required to wind up the Trust under the Master Trust Deed or applicable law, or the winding up of the Trust commences;

                  (ii) the Trust is held or is conceded by the Chargor not to have been constituted or to have been imperfectly constituted;

                  (iii) unless another trustee is appointed to the Trust under the Trust Documents, the Chargor ceases to be authorised under the Trust to hold the property of the Trust in its name and to perform its obligations under the Trust Documents.

8.2      Rights of the Security Trustee upon Event of Default

         At any time after an Event of Default occurs, the Security Trustee may (subject to clause 40.17(d), with the prior written consent of the Noteholder Mortgagees), and shall (subject to clauses 9.2, 9.3, 9.4 and 9.5) if so directed by an Extraordinary Resolution of the Voting
         Mortgagees:

         (a)      declare the Charge immediately enforceable;


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         (b)      declare the Secured Moneys immediately due and payable;

         (c) give a notice crystallising the charge in relation to any or all of the Mortgaged Property under clause 4.4; and/or

         (d) appoint a Receiver over the Trust Assets, or exercise the powers that a Receiver would otherwise have if appointed under this deed.

         The Security Trustee may exercise its rights under this clause notwithstanding any delay or previous waiver.

8.3      Notify Events of Default

         Each of the Chargor and the Trust Manager must promptly notify the Noteholder Mortgagees, the Security Trustee, and each of the Designated Rating Agencies in writing if, to the knowledge of its officers who are responsible for the administration of the Trust, it becomes aware of the occurrence of an Event of Default, Trustee's Default, Servicer Transfer Event, Title Perfection Event or Trust Manager's Default including full details of that Event of Default, Trustee's Default, Servicer Transfer Event, Title Perfection Event or Trust Manager's Default (as the case may be).

9.       Enforcement
--------------------------------------------------------------------------------

9.1      Power to enforce

         At any time after the Charge becomes enforceable, the Security Trustee may, at its discretion and without further notice (subject to the terms of this deed) take such proceedings as it may think fit to enforce any of the provisions of this deed but it may not (subject to clause 8.2) take any action referred to in clauses 8.2(a) to (d) (inclusive) unless directed to do so by an Extraordinary Resolution of Voting Mortgagees or a written resolution signed by all Voting Mortgagees.

9.2      No obligation to enforce

         Subject to clause 9.3, pending the receipt of directions from the Voting Mortgagees as contemplated by clauses 9.3 and 9.4, the Security Trustee shall not be bound to take any action or give any consent or waiver or make any determination under this deed (including, without limiting the generality of the above, to appoint any Receiver, to declare the Charge enforceable or the Secured Moneys immediately due and payable pursuant to clause 8.2 or to take any other proceedings referred to in clause 9.1). Nothing in this clause shall affect the operation of clause 4.4 or the Charge becoming enforceable prior to the Security Trustee receiving directions from the Mortgagees.

9.3      Obligation to convene meeting

         Following the Security Trustee becoming actually aware of the occurrence of an Event of Default in accordance with Clause 38.6, it shall, subject to clause 9.7, promptly convene a meeting of the Voting Mortgagees in accordance with this deed, at which it shall seek directions from the Voting Mortgagees by way of an Extraordinary Resolution of the Voting Mortgagees (or a written resolution signed by all Voting Mortgagees) regarding the action it


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         should take as a result of that Event of Default including whether to do any of the things referred to in clauses 8.2(a) to (d) inclusive.

9.4      Security Trustee to act in accordance with directions

         (a) Subject to sub-clause (b), the Security Trustee shall take all action necessary to give effect to any Extraordinary Resolution of the Voting Mortgagees and shall comply with all directions contained in or given pursuant to any Extraordinary Resolution of the Voting Mortgagees.

         (b)      The obligation of the Security Trustee pursuant to sub-clause
                  (a) is subject to:

                  (i)      this deed; and

                  (ii) the Security Trustee being adequately indemnified from the Trust Assets or the Security Trustee receiving from the Voting Mortgagees an indemnity in a form reasonably satisfactory to the Security Trustee (which may be by way of an Extraordinary Resolution of the Voting Mortgagees) against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur, in giving effect to an Extraordinary Resolution of the Voting Mortgagees.

                  The Security Trustee shall first claim on its indemnity from the Trust Assets before it claims on any indemnity from the Mortgagees, including any indemnity provided under clause 9.5.

9.5      Security Trustee must receive indemnity

         If:

         (a) the Security Trustee convenes a meeting of the Voting Mortgagees, or is required by an Extraordinary Resolution to take any action under this deed, and advises the Voting Mortgagees that the Security Trustee will not act in relation to the enforcement of this deed unless it is personally indemnified by the Voting Mortgagees to its reasonable satisfaction against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur, in relation to the enforcement of this deed and put in funds to the extent to which it may become liable (including costs and expenses); and

         (b) the Voting Mortgagees refuse to grant the requested indemnity, and put it in funds,

         then the Security Trustee will not be obliged to act in relation to that enforcement. In those circumstances, the Voting Mortgagees may exercise such Powers as they determine by Extraordinary Resolution.

9.6      Limitation on rights of Mortgagees

         Subject to this deed, the powers, rights and remedies conferred on the Security Trustee by this deed are exercisable by the Security Trustee only, and no Mortgagee is entitled without the written consent of the Security Trustee to exercise the same or any of them. Without limiting the generality of the foregoing, no Mortgagee is entitled to enforce the Charge or


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         the provisions of this deed or to appoint or cause to be appointed a
         Receiver to any of the Mortgaged Property or otherwise to exercise any power conferred by the terms of any applicable law on charges except as provided in this deed.

9.7      Immaterial waivers

         (a) The Security Trustee may (subject to clause 40.17(d), with the prior written consent of the Noteholder Mortgagees) agree, on any terms and conditions as it may deem expedient, having first given notice to any Designated Rating Agency for each Class of Notes, but without the consent of the other Mortgagees and without prejudice to its rights in respect of any subsequent breach, to any waiver or authorisation of any breach or proposed breach of any of the terms and conditions of the Trust Documents or any of the provisions of this deed which is not, in the opinion of the Security Trustee, materially prejudicial to the interests of the Mortgagees and may determine (subject to clause 40.17(d), with the prior written consent of the Noteholder Mortgagees) that any event that would otherwise be an Event of Default shall not be treated as an Event of Default for the purpose of this deed.

         (b) No waiver, authorisation or determination shall be made in contravention of any directions contained in an Extraordinary Resolution of Voting Mortgagees.

         (c) No waiver, authorisation or determination may, once given, be overridden or withdrawn by an Extraordinary Resolution of Voting Mortgagees but the Security Trustee may (subject to clause 40.17(d), with the prior written consent of the Noteholder Mortgagees) give a waiver, authorisation or determination on terms that allow it to be overridden or withdrawn.

         (d) Any waiver, authorisation or determination shall, if the Security Trustee so requires, be notified to the Voting Mortgagees by the Trust Manager as soon as practicable thereafter in accordance with this deed.

9.8      Acts pursuant to resolutions

         The Security Trustee shall not be responsible for having acted in good faith upon any resolution purporting to have been passed at any meeting of the Voting Mortgagees in respect of which minutes have been made and signed, even though it may subsequently be found that there was some defect in the constitution of that meeting or the passing of that resolution or that for any reasons that resolution was not valid or binding upon the Voting Mortgagees.

9.9      Overriding provision

         Notwithstanding any other provision of this deed:

         (a) the Security Trustee is not obliged to do or omit to do anything including entering into any transaction or incurring any liability unless the Security Trustee's liability is limited in a manner satisfactory to the Security Trustee in its absolute discretion; and


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         (b)      the Security Trustee will not be under any obligation to
                  advance or use its own funds for the payment of any costs, expenses or liabilities, except in respect of its own fraud, negligence or breach of trust.

10.      Appointment of Receiver
--------------------------------------------------------------------------------

10.1     Appointment

         To the extent permitted by law and subject to clause 9, at any time after the Charge becomes enforceable under this deed the Security Trustee or any Authorised Signatory of the Security Trustee may:

         (a) appoint any person or any 2 or more persons jointly or severally or both to be a receiver or receiver and manager of all or any of the Mortgaged Property;

         (b)      remove any Receiver;

         (c) appoint another Receiver in addition to or in place of a Receiver; or

         (d)      fix or vary the remuneration of a Receiver.

10.2     Agent of Chargor

         (a) Subject to clauses 10.2(b) and 10.4, every Receiver is the agent of the Chargor. The Chargor alone is responsible for the Receiver's acts and defaults.

         (b)      (i)      Any Receiver will be the agent of the Chargor in its
                           capacity as trustee of the Trust only; and

                  (ii) notwithstanding anything else in this deed or at law, the Chargor in its personal capacity is not responsible for any negligent act or negligent omission of the Receiver.

10.3     Receiver's powers

         In addition to any powers granted by law, and except to the extent specifically excluded by the terms of his appointment, every Receiver has power to do anything in respect of the Mortgaged Property that the Chargor could do (including, without limitation, having regard to its powers under the Master Trust Deed). His powers include the following.

         (a) (Take possession and manage) He may take possession of, get in and manage the Mortgaged Property.

         (b) (Lease) He may lease any of the Mortgaged Property for any term (whether or not the Receiver has taken possession).

         (c) (Carry on business) He may carry on or concur in carrying on any business.

         (d) (Acquire any asset) He may acquire in any manner any asset (including to take it on lease). After that acquisition it will be included in the Mortgaged Property.

         (e) (Maintain and improve the Mortgaged Property) He may do anything to maintain, protect or improve any of the Mortgaged Property or to obtain income or returns from any of the Mortgaged Property (including by development, sub-


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         division, construction, alteration, or repair, of any property or by pulling down, dismantling or scrapping, any property).

         (f)      (Raise money) He may:

                  (i) borrow or raise any money from any Mortgagee or any other person approved by the Security Trustee;

                  (ii)     give Guarantees; and

                  (iii) grant any Security Interest over any of the Mortgaged Property to secure that money or Guarantee. That Security Interest may rank in priority to or equally with or after, the security created by this deed. It may be given in the name of the Chargor or otherwise.

         (g)      (Lend) He may lend money or provide financial accommodation.

         (h)      (Sell)

                  (i) He may sell any of the Mortgaged Property (whether or not the Receiver has taken possession).

                  (ii)     Without limitation, any sale may be made:

                           (A)      by public auction, private treaty or tender;

                           (B)      for cash or on credit;

                           (C)      in one lot or in parcels;

                           (D) either with or without special conditions or stipulations as to title or time or mode of payment of purchase money or otherwise;

                           (E) with power to allow the whole or any part of the purchase money to be deferred (whether with or without any security); and

                           (F) whether or not in conjunction with the sale of any property by any person.

         (i)      (Options) He may grant or take put or call options.

         (j)      (Sever fixtures) He may sever fixtures.

         (k) (Employ) He may employ or discharge any person as employee, contractor, agent, professional adviser, consultant or auctioneer for any purpose.

         (l) (Compromise) He may make or accept any arrangement or compromise.

         (m) (Give receipts) He may give receipts for money and other assets.

         (n)      (Perform and enforce agreements) He may:

                  (i)      perform or enforce;

                  (ii) exercise or refrain from exercising the Chargor's rights and powers under; or

                  (iii)    obtain the benefit in other ways of,

                  any documents or agreements or rights which form part of the Mortgaged Property and any documents or agreements entered into in exercise of any Power.


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         (o)      (Vary and terminate agreements) He may vary, rescind or
                  terminate any document or agreement (including surrender or accept the surrender of leases).

         (p) (Authorisations) He may apply for, take up, transfer or surrender any Authorisation or any variation of any Authorisation.

         (q) (Take insolvency proceedings) He may make debtors bankrupt, wind up companies and do any thing in relation to any actual or contemplated Liquidation (including attend and vote at meetings of creditors and appoint proxies).

         (r) (Take proceedings) He may commence, defend, conduct, settle, discontinue or compromise proceedings in the name of the Chargor or otherwise.

         (s) (Execute Documents) He may enter into and execute documents or agreements on behalf of himself or the Chargor.

         (t) (Operate bank accounts) He may operate any bank account comprising part of the Mortgaged Property and open and operate any further bank account.

         (u) (Surrender Mortgaged Property) He may surrender, release or transfer any of the Mortgaged Property.

         (v) (Exchange Mortgaged Property) He may exchange with any person any of the Mortgaged Property for other property.

         (w) (Promote companies) He may promote the formation of companies with a view to purchasing any of the Mortgaged Property or assuming the obligations of the Chargor or otherwise.

         (x) (Delegate) He may delegate to any person approved by the Security Trustee any of his Powers (including delegation).

         (y) (Have access) He may have access to and make use of the premises, plant, equipment, and records and accounting and other services of the Chargor and the services of its staff.

         (z) (Vote) He may exercise any voting or other rights or powers in respect of any of the Mortgaged Property and do anything in relation to shares or marketable securities.

         (aa) (Other outgoings) He may pay any outgoing or indebtedness of the Chargor or any other person.

         (bb) (Security Interests) He may redeem any Security Interest or acquire it and any debt secured by it.

         (cc)     (Insure) He may take out insurance.

         (dd) (Insurance claims) He may make, enforce, compromise and settle all claims in respect of insurance.

         (ee) (Incidental power) He may do anything incidental to the exercise of any other Power.

         All of the above paragraphs are to be construed independently. None limits the generality of any other.


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10.4     Receiver appointed after commencement of winding up

         The power to appoint a Receiver may be exercised even though:

         (a) an order may have been made or a resolution may have been passed to wind up the Chargor; and

         (b) a receiver appointed in those circumstances may not, or may not in some respects specified by the Receiver, act as the agent of the Chargor.

10.5     Powers exercisable by the Security Trustee

         Whether or not a Receiver has been appointed, the Security Trustee may exercise any Power of a Receiver at any time after the Charge becomes enforceable under this deed in addition to any Power of the Mortgagees and without giving notice. It may exercise those Powers and its Powers without taking possession or being liable as mortgagee in possession. Without limitation, it may exercise those Powers and its Powers directly or through one or more agents. In the latter event, anything done or incurred by such an agent will be taken to be done or incurred by the Security Trustee provided that the Security Trustee will have no liability in respect of the negligence or default of any agent appointed by the Security Trustee with reasonable care for the purpose of performing functions of a type which are not reasonably capable of supervision by the Security Trustee.

10.6     Withdrawal

         The Security Trustee may at any time give up possession of any Mortgaged Property and may at any time withdraw any receivership.

11.      Remuneration of Security Trustee
--------------------------------------------------------------------------------

11.1     Costs

         In accordance with the Series Notice, the Chargor as trustee of the Trust shall reimburse the Security Trustee for all costs and expenses of the Security Trustee properly incurred in acting as Security Trustee.

11.2     Fee

         (a) The Security Trustee shall be entitled to a quarterly fee from the proceeds of the Mortgaged Property at the rate agreed from time to time by the Chargor, the Security Trustee and the Trust Manager. This fee shall accrue from day to day.

         (b) The Security Trustee's fee under sub-clause (a) shall be payable quarterly in arrear for the relevant period on the same dates as the Chargor's fee under the Master Trust Deed for the Trust or as agreed from time to time by the Chargor, the Security Trustee and the Trust Manager.

11.3     Cessation of Fee

         The Security Trustee shall not be entitled to remuneration under clauses 11.1 or 11.2 in respect of any period after the Charge Release Date or after it has resigned or been removed as Security Trustee.


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12.      Power of Attorney
--------------------------------------------------------------------------------

         (a) For valuable consideration and by way of security the Chargor irrevocably appoints each Authorised Signatory of the Security Trustee severally its attorney to do anything, following the occurrence of an Event of Default, which:

                  (i) the Chargor is obliged to do under or in relation to any Trust Document; or

                  (ii) any Mortgagee or any Receiver is authorised or empowered to do under any Trust Document or any law but only at the times that Mortgagee or a Receiver (if a Receiver had been appointed) would have been able to do it.

         (b) Without limitation, the Attorney may, following the occurrence of an Event of Default, at any time:

                  (i) do anything which in the opinion of the Security Trustee or Attorney is necessary or expedient to secure, preserve, perfect, or give effect to the security contained in this deed (including anything under clauses 13 or 14). For this purpose, without limitation, he may execute any legal mortgage, transfer, assignment and other assurance of any of the Mortgaged Property in favour of any Mortgagee, any purchaser or any nominee; and

                  (ii)     delegate his powers (including delegation).

         (c) No Attorney appointed under this deed may act inconsistently with this deed or any other Trust Document.

13.      Completion of blank securities
--------------------------------------------------------------------------------

         The Security Trustee, any Authorised Signatory of the Security Trustee, any Receiver or any Attorney may complete any document which at any time is executed by or on behalf of the Chargor and deposited with the Security Trustee. It may complete it in favour of any Mortgagee, any purchaser or any nominee. It may not do so inconsistently with this deed or any other Trust Document.

14.      Performance of Chargor's obligations
--------------------------------------------------------------------------------

         If at any time the Chargor fails duly to perform any obligation in any Trust Document the Security Trustee or any person it authorises may (subject to clause 40.17(d), and provided there is sufficient time to do so, with the prior written consent of the Noteholder Mortgagees) do anything which in its opinion is necessary or expedient to make good or to attempt to make good that failure to its satisfaction.

15.      Statutory powers
--------------------------------------------------------------------------------

15.1     Powers in augmentation

         The powers conferred on a mortgagee by law:

         (a)      are in addition to the Powers conferred by this deed;


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         (b)      (to the extent permitted by law) may be exercised by the
                  Security Trustee immediately after the Charge becomes enforceable under this deed and at any time subsequently; and

         (c) are excluded or varied only so far as they are inconsistent with the express terms of this deed or any Collateral Security.

15.2     Notice not required

         To the extent permitted by law:

         (a) the Chargor dispenses with any notice or lapse of time required by any law before enforcing this deed or any Collateral Security or exercising any Power; and

         (b) subject to this deed, no Mortgagee is required to give notice to any person before enforcement or exercise; and

         (c) any law requiring the giving of notice or the compliance with a procedure or the lapse of time before enforcement or exercise is excluded.

16.      Application of moneys received
--------------------------------------------------------------------------------

16.1     Priorities

         The proceeds from the enforcement of the Charge are to be applied (notwithstanding any order of payment in the Series Notice) in the following order of priority, subject to any other priority which may be required by statute or law:

         (a) first, to pay all costs, charges, expenses and disbursements properly incurred in the exercise of any Power by the Security Trustee, the Note Trustee, a Receiver or an Attorney or other amounts (other than those referred to in paragraph (d)) payable to the Security Trustee or the Note Trustee under this deed;

         (b)      second, to pay (pari passu and rateably):

                  (i) any fees and other expenses due to the Security Trustee, the Note Trustee, the Paying Agents, the Agent Bank or the Note Registrar;

                  (ii)     any fees, and unpaid Expenses, due to the Chargor;
                           and

                  (iii)    the Receiver's remuneration;

         (c) third, to pay (pari passu and ratably), any unpaid Accrued Interest Adjustment due to an Approved Seller;

         (d)      fourth, to pay (pari passu and rateably):

                  (i) all Secured Moneys owing to the Support Facility Providers (other than the Currency Swap Provider);

                  (ii) all Secured Moneys owing to the holders of RFSs (if any);

                  (iii) all Secured Moneys owing to the holders of RFS Class A Notes (if any);

                  (iv) all the Secured Moneys owing to the Class A Noteholders (as at the date of payment);


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                  (v)      all Secured Moneys owed by the Chargor as trustee of
                           the Trust to a Relevant Trust;

                  (vi) all Secured Moneys owing in relation to any Redraws made by Westpac for which it has not been reimbursed under the Trust Documents; and

                  (vii) all Secured Moneys owing to the Currency Swap Provider under a Confirmation relating to Class A Notes (but without double counting with payments under sub-paragraph (iv));

         (e) fifth, all Secured Moneys owing to the Class B Noteholders (as at the date of payment);

         (f) sixth, to pay (pari passu and rateably) any amounts not covered above owing to any Mortgagee under any Trust Document;

         (g) seventh, to pay the holder of any subsequent Security Interest over Trust Assets of which the Security Trustee has notice of the amount properly secured by the Security Interest;

         (h) eighth, to pay any surplus to the Chargor to be distributed in accordance with the Master Trust Deed.

                  The surplus will not carry interest. If the Security Trustee pays the surplus to the credit of an account in the name of the Chargor with any bank carrying on business in Australia, the Security Trustee, Receiver, Mortgagee or Attorney (as the case may be) will be under no further liability in respect of it.

16.2     Moneys actually received

         In applying any moneys towards satisfaction of the Secured Moneys, the Chargor will be credited only with the money available for that purpose which is actually received by the relevant Mortgagee or, where the Mortgagee is a Class A Noteholder, the Note Trustee. The credit will date from the time of receipt.

16.3     Amounts contingently due

         If any of the Secured Moneys is contingently owing to any Mortgagee at the time of a distribution of an amount under clause 16.1, the Security Trustee may retain any of that amount. If it does, it shall place the amount retained on short term interest bearing deposit until the relevant Secured Moneys become actually due or cease to be contingently owing, or it becomes reasonably apparent that the relevant contingency will not occur and the Security Trustee shall then:

         (a) pay to that Mortgagee, or (where the Mortgagee is a Class A Noteholder) to the Note Trustee, the amount which becomes actually due to it; and

         (b) apply the balance of the amount retained (together with interest earned on the deposit) in accordance with clause 16.1.


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16.4     Notice of subsequent Security Interests

         (a) If any Mortgagee receives actual or constructive notice of a subsequent Security Interest affecting any of the Mortgaged Property it may open a separate account in the name of the Chargor in the books of that Mortgagee.

         (b) If that Mortgagee does not open a new account it will be treated as if it had done so at the time it received actual or constructive notice of the Security Interest.

         (c) From the time the new account is opened or is taken to be opened:

                  (i) all advances and accommodation made available by that Mortgagee to the Chargor;

                  (ii) all payments and repayments made by the Chargor to that Mortgagee; and

                  (iii) moneys to be applied towards the Secured Moneys under clause 16.1,

                  will be or will be taken to be debited or credited, as appropriate, to the new account. Payments, repayments and other moneys will only be applied in reduction of other Secured Moneys owing to that Mortgagee to the extent that there is no debit balance in that account.

16.5     Satisfaction of debts

         Without limiting clause 31, each Mortgagee shall accept the distribution of moneys under this clause in full and final satisfaction of all Secured Moneys owing to it, and any debt represented by any shortfall that exists after any final distribution under this clause is extinguished.

16.6     Payments into US$ Account

         (a) The Chargor shall direct the Currency Swap Provider to pay all amounts denominated in US$ payable to the Chargor by the Currency Swap Provider under the Currency Swap into the US$ Account.

         (b) If the Chargor receives any amount denominated in US$ from the Currency Swap Provider under the Currency Swap it will promptly pay that amount to the credit of the US$ Account.

16.7     Payments out of US$ Account

         (a) The Chargor shall, or shall require that the Paying Agents on its behalf, pay all amounts credited to the US$ Account as follows and in accordance with the Note Trust Deed and the Agency Agreement.

         (b) All amounts credited to the US$ Account by the Currency Swap Provider in relation to a payment by the Trustee under clause 16.1(d)(iv), will be applied pari passu to pay all Secured Moneys owing to Class A Noteholders.

16.8     Excluded amounts

         For the avoidance of doubt, the following amounts shall not be treated as assets of the Trust available for distribution under clause 16.1.


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         (a)      Any amounts required by law to be paid to the holder of any prior ranking Security Interest over Trust Assets of which the Security Trustee has notice which amounts are the amount properly secured by the Security Interest.

         (b)      Any of:

                  (i) the proceeds of, or amounts credited to, the Collateral Account as defined in the Liquidity Facility Agreement, which are payable to the Liquidity Facility Provider;

                  (ii) any collateral or the proceeds of any collateral lodged by a Swap Provider under a Hedge Agreement, which is or are held on trust for, or which is or are otherwise payable to, a Swap Provider;

                  (iii) the proceeds of any other cash collateral lodged by a Support Facility Provider under a Support Facility, which are payable to the Support Facility Provider.

                  This paragraph (b) shall not apply to the extent that the relevant moneys are applied in accordance with the relevant document to satisfy any obligation owed to the Chargor by the Liquidity Facility Provider, Redraw Facility Provider, Swap Provider or Support Facility Provider (as the case may be).

17.      Other Security Interests over Mortgaged Property
--------------------------------------------------------------------------------

         (a) Any Mortgagee and any Receiver or Attorney may rely on the certificate of a holder of another Security Interest affecting or purporting to affect the Mortgaged Property as to the amount and property secured by the Security Interest.

         (b) The Security Trustee or any Receiver may at any time pay or agree to pay the amount certified by the holder of a Security Interest or purported Security Interest to be necessary to discharge it or some indebtedness secured by it, or to acquire it. From the date of payment that amount will be part of the Secured Moneys and the Chargor shall indemnify the Security Trustee (and if other Mortgagees indemnify the Security Trustee, those other Mortgagees) and the Receiver against that amount. This applies whether or not that Security Interest or purported Security Interest was valid or prior, equal or subsequent ranking, or the property or moneys stated in the certificate were secured by it.

18.      Protection of Mortgagees, Receiver and Attorney
--------------------------------------------------------------------------------

         To the extent permitted by law, neither any Mortgagee nor any Receiver or Attorney will be liable:

         (a) in respect of any conduct, delay, negligence or breach of duty in the exercise or non-exercise of any Power; nor

         (b)      for any loss (including consequential loss) which results,

         except where it arises from fraud or wilful default on the part of any Mortgagee, Receiver or Attorney.


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19.      Protection of third parties
--------------------------------------------------------------------------------

19.1     No enquiry

         No party to any Dealing (as defined below) and no person asked to register a Dealing:

         (a)      is bound to enquire:

                  (i) whether an Event of Default has occurred or whether this deed has become enforceable;

                  (ii) whether a person who is, or purports or is purported to be, a Receiver or Attorney is duly appointed;

                  (iii) as to the amount of Secured Moneys or whether Secured Moneys are due and payable; or

                  (iv) in any other way as to the propriety or regularity of the Dealing; or

         (b) is affected by express notice that the Dealing is unnecessary or improper.

         For the protection of any party to a Dealing or a person registering a Dealing, the Dealing will be taken to be authorised by this deed and will be valid accordingly, even if there is any irregularity or impropriety in the Dealing.

         In this clause a Dealing is:

         (a)      any payment or any delivery or handing over of an asset to; or

         (b) any acquisition, incurring of Financial Indebtedness, receipt, sale, lease, disposal or other dealing, by,

         any Mortgagee or any Receiver or Attorney, or any person who purports or is purported to be a Receiver or Attorney.

19.2     Receipt

         The receipt of any Authorised Signatory of any Mortgagee or any Receiver or Attorney (or person who purports, or is purported, to be a Receiver or Attorney) for any moneys or assets payable to, or receivable or received by, it exonerates the person paying those moneys or handing over that asset from being concerned as to their application, or from being liable or accountable for their loss or misapplication.

20.      Expenses, indemnity
--------------------------------------------------------------------------------

20.1     Expenses

         In accordance with the Series Notice, the Chargor, as trustee of the Trust, shall reimburse each Mortgagee or (where the Mortgagee is a Class A Noteholder) the Note Trustee, Receiver and Attorney for its expenses in relation to:

         (a) any consent, agreement, approval, waiver or amendment under or in relation to the Trust Documents; and


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                  (i)      any actual or contemplated enforcement of the Trust
                           Documents or the actual or contemplated exercise, preservation or consideration of any Powers under the Trust Documents or in relation to the Mortgaged Property; and

                  (ii) any enquiry by a Government Agency concerning the Chargor or the Mortgaged Property or a transaction or activity the subject of the Trust Documents, or in connection with which, financial accommodation or funds raised under a Trust Document are used or provided.

         This includes legal costs and expenses and any applicable value added or similar tax thereon (including in-house lawyers charged at their usual rates) on a full indemnity basis, expenses incurred in any review or environmental audit, in reimbursing or indemnifying any Receiver or Attorney or in retaining consultants to evaluate matters of material concern to that Mortgagee and administrative costs including time of its executives (whose time and costs are to be charged at reasonable rates). This does not limit the generality of clause 20.2.

20.2     Indemnity

         On demand the Chargor shall indemnify each Mortgagee and each Receiver and Attorney against any loss, cost, charge, liability or expense (including, without limitation, any legal costs and expenses and any applicable value added or similar tax thereon) that Mortgagee (or any officer or employee of that Mortgagee) or any Receiver or Attorney may sustain or incur as a direct or indirect consequence of:

         (a)      the occurrence of any Event of Default; or

         (b) any exercise or attempted exercise of any Power or any failure to exercise any Power.

         The indemnities in this clause are obligations of the Chargor separate and independent from its obligations under the Class A Notes and apply irrespective of any time or indulgence granted by the Mortgagees from time to time and shall continue in full force and effect despite the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Chargor for a liquidated sum or sums in respect of amounts due under this deed (other than this clause) or the Class A Notes. Any deficiency will constitute a loss suffered by the Mortgagees and no proof or evidence of any actual loss shall be required by the Chargor or its liquidator.

21.      Currency indemnity
--------------------------------------------------------------------------------

         The Chargor shall indemnify each Mortgagee against any deficiency which arises whenever, for any reason (including as a result of a judgment, order or Liquidation):

         (a) that Mortgagee receives or recovers an amount in one currency (the Payment Currency) in respect of an amount denominated under a Trust Document in another currency (the Due Currency); and


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         (b)      the amount actually received or recovered by that Mortgagee in accordance with its normal practice when it converts the Payment Currency into the Due Currency is less than the relevant amount of the Due Currency.

22.      Stamp duties
--------------------------------------------------------------------------------

         (a) The Chargor shall pay (and reimburse each Mortgagee all stamp, transaction, registration and similar Taxes (including fines and penalties)) in relation to the execution, delivery, performance or enforcement of any Trust Document or any payment or receipt or any other transaction contemplated by any Trust Document.

         (b) Those Taxes include financial institutions duty, debits tax or other Taxes payable by return and Taxes passed on to any Mortgagee (other than the Note Trustee and the Class A Noteholders) by bank or financial institution.

         (c) The Chargor shall indemnify each Mortgagee against any liability resulting from delay or omission to pay those Taxes except to the extent the liability results from failure by the Mortgagee to pay any Tax after having been put in funds to do so by the Chargor.

23.      Interest on overdue amounts
--------------------------------------------------------------------------------

23.1     Accrual

         Interest accrues on each unpaid amount which is due and payable by the Chargor under or in respect of this deed or any Trust Document (including interest payable under this clause):

         (a) on a daily basis up to (but excluding) the date of actual payment from (and including) the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or loss, if earlier;

         (b) both before and after judgment (as a separate and independent obligation); and

         (c)      at the rate provided in clause 23.3,

         except where the Trust Document provides otherwise.

23.2     Payment

         The Chargor shall pay interest accrued under this clause on demand by the Security Trustee and on each Payment Date. That interest is payable in the currency of the unpaid amount on which it accrues.

23.3     Rate

         The rate applicable under this clause is the sum of 2% per annum plus the higher of the following, each as determined by the Security
         Trustee:

         (a) the rate (if any) applicable to the amount immediately before the due date; and

         (b)      the sum of 2% and the Three Month Bank Bill Rate.


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24.      Certificate as to amount of Secured Moneys, etc.
--------------------------------------------------------------------------------

         A certificate signed by an Authorised Signatory of the Security Trustee will be sufficient evidence against the Chargor, in the absence of proof to the contrary:

         (a)      as to the amount of Secured Moneys stated in the certificate;

         (b)      that a person specified in that certificate is a Mortgagee;

         (c) that a document specified in that certificate is a Trust Document; and

         (d) that the Security Trustee is of the opinion stated in the certificate.

25.      Survival of representations
--------------------------------------------------------------------------------

         All representations and warranties in a Trust Document survive the execution and delivery of the Trust Documents and the provision of advances and accommodation.

26.      Indemnity and reimbursement obligations
--------------------------------------------------------------------------------

         Each indemnity reimbursement, and similar obligation in a Trust
         Document:

         (a)      is a continuing obligation;

         (b)      is a separate and independent obligation;

         (c)      is payable on demand;

         (d)      survives termination or discharge of the Trust Document; and

         (e) is subject to the order of payment contained in the Series Notice and clause 16 of this deed and the restriction on remedies contained in clause 31.

27.      Continuing security
--------------------------------------------------------------------------------

         Each security interest created pursuant to this Deed and each Collateral Security is a continuing security despite any settlement of account, intervening payment or anything else until a final discharge of this deed and each Collateral Security has been given to the Chargor.

28.      Other securities
--------------------------------------------------------------------------------

         No Power and nothing in this deed or any Collateral Security merges in, or in any other way prejudicially affects or is prejudicially affected by:

         (a)      any other Security Interest; or

         (b)      any judgment, right or remedy against any person,

         which any Mortgagee or any person claiming through any Mortgagee may have at any time.


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29.      Discharge of the Charge
--------------------------------------------------------------------------------

29.1     Release

         Upon the Trust Manager providing a certificate to the Security Trustee (upon which certificate the Security Trustee may rely conclusively) (with a copy of that certificate to the Note Trustee) stating that:

         (a) all Secured Moneys (actually or contingently owing) have been paid in full; and

         (b) all the obligations of the Chargor under the Trust Documents have been performed, observed and fulfilled,

         then the Security Trustee shall at the request of the Trust Manager or the Chargor, and at the cost of the Chargor, release the Mortgaged Property from the Charge and this deed.

29.2     Contingent liabilities

         The Security Trustee shall be under no obligation to grant a release of the Charge or this deed in respect of the Trust unless at the time such release is sought:

         (a) none of the Secured Moneys in respect of the Trust are contingently or prospectively owing except where there is no reasonable likelihood of the contingent or prospective event occurring; and

         (b) the Security Trustee has no contingent or prospective liabilities in respect of the Trust or otherwise in connection with this deed whether or not there is any reasonable likelihood of such liabilities, becoming actual liabilities, including without limitation, in respect of any bills, notes drafts, cheques, guarantees, letters of credit or other notes or documents issued, drawn, endorsed or accepted by the Security Trustee for the account or at the request of the Chargor for the Trust.

29.3     Charge reinstated

         If any claim is made by any person that any moneys applied in payment or satisfaction of the Secured Moneys must be repaid or refunded under any law (including, without limit, any law relating to preferences, bankruptcy, insolvency or the winding up of bodies corporate) and the Charge has already been discharged, the Chargor shall, at the Chargor's expense, promptly do, execute and deliver, and cause any relevant person to do, execute and deliver, all such acts and notes as the Security Trustee may require to reinstate this Charge unless the Security Trustee (subject to clause 40.17(d), with the prior written consent of the Noteholder Mortgagees) agrees otherwise in writing.

30.      Amendment
--------------------------------------------------------------------------------

30.1     Approval of Trust Manager

         The Security Trustee and the Chargor may, following the giving of notice to each Designated Rating Agency, and with the written approval of the Trust Manager and (subject to clause 40.17(d)) the Noteholder Mortgagees, by way of supplemental deed alter, add to or modify this deed (including this clause 30) so long as such alteration, addition or modification is:


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         (a)      to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

         (b) in the opinion of the Security Trustee necessary to comply with the provisions of any law or regulation or with the requirements of any Government Authority;

         (c) in the opinion of the Security Trustee appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of any Government Agency (including, without limitation, an alteration, addition or modification which is in the opinion of the Security Trustee appropriate or expedient as a consequence of the enactment of a law or regulation or an amendment to any law or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust); or

         (d) in the opinion of the Security Trustee neither prejudicial nor likely to be prejudicial to the interest of the Mortgagees as a whole or any class of Mortgagee.

30.2     Extraordinary Resolution of Voting Mortgagees

         Where in the opinion of the Security Trustee a proposed alteration, addition or modification to this deed, other than an alteration, addition or modification referred to in clause 30.1, is prejudicial or likely to be prejudicial to the interest of Mortgagees as a whole or any class of Mortgagees, the Security Trustee and the Chargor may make such alteration, addition or modification if sanctioned by an Extraordinary Resolution of the Voting Mortgagees or that class of Voting Mortgagees.

30.3     Distribution of amendments

         The Trust Manager shall distribute to all Voting Mortgagees, a copy of any amendments made pursuant to clause 30.1 or 30.2 as soon as reasonably practicable after the amendment has been made.

31.      Limited recourse
--------------------------------------------------------------------------------

31.1     General

         Clause 33 of the Master Trust Deed applies to the obligations and liabilities of the Chargor and the Trust Manager under this deed.

31.2     Liability of Chargor limited to its right to indemnity

         (a) The Chargor enters into this deed only in its capacity as trustee of the Trust and in no other capacity. Subject to this clause 31.2, the Trust Manager and the Security Trustee may enforce their rights against the Chargor, in any way arising in respect of this deed or the Trust, however a liability arising under or in connection with this deed or the Trust can be enforced against the Chargor only to the extent to which it can be satisfied out of the Mortgaged Property out of which the Chargor is actually indemnified for the liability. This limitation of the Chargor's liability applies


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                  despite any other provision of this deed and extends to all liabilities and obligations of the Chargor in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this deed or the Trust.

         (b) The parties other than the Chargor may not sue the Chargor in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under this deed), or a liquidator, an administrator or any similar person to the Chargor or prove in any liquidation, administration or arrangements of or affecting the Chargor.

         (c) The provisions of this clause 31.2 shall not apply to any obligation or liability of the Chargor to the extent that it is not satisfied because under a Trust Document or by operation of law there is a reduction in the extent of the Chargor's indemnification out of the Trust Assets as a result of the Chargor's fraud, negligence or breach of trust.

         (d) Without affecting any limit or exclusion of liability in relation to the duties, powers or obligations under the Trust Documents of any of the Trust Manager, the Servicer, the Note Trustee, the Currency Swap Providers, the Principal Paying Agent, the other Paying Agents, the Note Registrar or the Agent Bank (each a Relevant Party), it is acknowledged that each Relevant Party is responsible under this deed and the other Trust Documents for performing a variety of respective obligations relating to the Trust. No act or omission of the Chargor (including any related failure to satisfy its obligations under this deed) will be considered fraud, negligence or breach of trust of the Chargor for the purpose of sub-paragraph (c) to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Chargor and for whom the Chargor is responsible under this deed or the relevant Trust Documents, but excluding any Relevant Party) to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Chargor and for whom the Chargor is responsible under this deed or the relevant Trust Documents, but excluding any Relevant Party).

         (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this deed or any other Trust Documents (including a Relevant Party) has authority to act on behalf of the Chargor in a way which exposes the Chargor to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Chargor for the purpose of sub-paragraph (c), if the Chargor has exercised reasonable care in the selection and supervision of such a person.

31.3     Rights against Mortgaged Property preserved

         The Mortgaged Property shall secure to the Security Trustee, and the Security Trustee shall have recourse to the Mortgaged Property for, all of the liabilities of the Chargor to the Mortgagees under the Trust Documents notwithstanding that at general law, under statute


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         or under the Master Trust Deed the Chargor has not properly incurred such liability as Chargor or does not have a right of indemnity in relation to that liability from the Mortgaged Property or has failed to execute that degree of care, diligence and prudence required of a trustee (including, without limiting the generality of the foregoing any fraud, negligence or breach of trust).

31.4     Unrestricted remedies

         Nothing in clause 31.2 limits a Voting Mortgagee in:

         (a) obtaining an injunction or other order to restrain any breach of this deed by any party; or

         (b)      obtaining declaratory relief.

31.5     Restricted remedies

         Except in the event of fraud, negligence or breach of trust by the Chargor (but subject to clause 31.2), a Mortgagee shall not:

         (a) (statutory demand) issue any demand under s459E(1) of the Corporations Act (or any analogous provision under any other law) against the Chargor;

         (b) (winding up) apply for the winding up or dissolution of the Chargor;

         (c) (execution) levy or enforce any distress or other execution to, on, or against any assets of the Chargor (other than the Trust Assets);

         (d) (court appointed receiver) apply for the appointment by a court of a receiver to any of the assets of the Chargor (other than the Trust Assets);

         (e) (set-off or counterclaim) exercise or seek to exercise any set-off or counterclaim against the Chargor (other than in respect of the Trust Assets); or

         (f) (administrator) appoint, or agree to the appointment, of any administrator to the Chargor,

         or take proceedings for any of the above and the Mortgagee waives its rights to make those applications and take those proceedings.

32.      Waivers, remedies cumulative
--------------------------------------------------------------------------------

         (a) No failure to exercise and no delay in exercising any Power operates as a waiver. No single or partial exercise of any Power precludes any other or further exercise of that Power or any other Power.

         (b) The Powers in this deed and each Collateral Security are in addition to, and do not exclude or limit, any right, power or remedy provided by law.


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33.      Consents and opinion
--------------------------------------------------------------------------------

         Except where expressly stated any Mortgagee may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise its Powers, at its absolute discretion.

34.      Severability of provisions
--------------------------------------------------------------------------------

         (a) Any provision of this deed or any Collateral Security which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this deed or any Collateral Security nor affect the validity or enforceability of that provision in any other jurisdiction.

         (b)      Without limiting the generality of paragraph (a):

                  (i) the definition of Secured Moneys does not include any liability so long as and to the extent that the inclusion of that liability would avoid, invalidate or render ineffective clause 3 or 4 or the security constituted by this deed; and

                  (ii) the definition of the Mortgaged Property does not include any asset so long as and to the extent that the inclusion of that asset would invalidate, avoid or render ineffective clause 3 or 4 or the security constituted by this deed.

                  The Chargor shall use its reasonable endeavours to satisfy any condition or obtain any Authorisation which may be necessary to include that liability or asset validly under the Charge or this deed.

35.      Moratorium legislation
--------------------------------------------------------------------------------

         To the full extent permitted by law all legislation which at any time directly or indirectly:

         (a) lessens, varies or affects in favour of the Chargor any obligation under this deed or any Collateral Security; or

         (b) delays, prevents or prejudicially affects the exercise by any Mortgagee, any Receiver or Attorney, of any Power,

         is excluded from this deed and any Collateral Security.

36.      Assignments
--------------------------------------------------------------------------------

         (a) Subject to the other Trust Documents, a Mortgagee may assign its rights under this deed and each Collateral Security. If this deed or any Mortgagee's interest in it is assigned, the Secured Moneys will include all actual and contingent liability of the Chargor to the assignee, whether or not it was incurred before the assignment or in contemplation of it.


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         (b)      The Chargor may only assign or transfer any of its rights or obligations under this deed or any Collateral Security with the prior written consent of the Security Trustee (and, subject to clause 40.17(d), the Noteholder Mortgagees) and if prior notice has been given to each Designated Rating Agency and the rating assigned to each Class of Notes is not thereby affected.

37.      Notices
--------------------------------------------------------------------------------

         (a) All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this deed:

                  (i)      must be in writing;

                  (ii) must be signed by an Authorised Signatory of the sender; and

                  (iii)    will be taken to be duly given or made:

                           (A) (in the case of delivery in person or by facsimile transmission) when delivered, received or left at the address of the recipient shown in this deed, to any other address it may have notified the sender, or as provided in clause 37(b) but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place; or

                           (B) (in the case of delivery by post) 3 days after it is posted to such an address.

         (b) The Security Trustee may give notice to a Mortgagee at the addresses notified to the Security Trustee by the Chargor or the Trust Manager as that Mortgagee's address for notice or, where the Mortgagee is a Noteholder, at the address of the Note Trustee.

38.      Relationship of Mortgagees to Security Trustee
--------------------------------------------------------------------------------

38.1     Instructions; extent of discretion

         (a) The Security Trustee will have no duties or responsibilities except those expressly set out in this deed or any Collateral Security.

         (b) Subject to this deed, in the exercise of all its Powers the Security Trustee shall act in accordance with any Extraordinary Resolution of the Voting Mortgagees.

         (c) In the absence of an Extraordinary Resolution of the Voting Mortgagees, the Security Trustee need not act but may act (with prior written notice to the Noteholder Mortgagees) in the best interests of the Mortgagees.

         (d) Any action taken by the Security Trustee under this deed or any Collateral Security binds all the Mortgagees.


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38.2     No obligation to investigate authority

         (a) The Chargor need not enquire whether any Extraordinary Resolution has been passed or as to the terms of any Extraordinary Resolution.

         (b) As between the Chargor on the one hand and the Security Trustee and the Mortgagees on the other, all action taken by the Security Trustee under this deed or any Collateral Security will be taken to be authorised.

38.3     Delegation

         The Security Trustee may employ agents and attorneys, and shall exercise reasonable care in selecting them. The Security Trustee may at the expense of the Chargor obtain such advice and information from lawyers, accountants, bankers and other consultants and experts as it considers desirable to allow it to be properly advised and informed in relation to its powers and obligations. Before obtaining such advice or information (unless the advice or information relates to the Trust Manager) before the occurrence of an Event of Default, the Security Trustee shall first inform the Trust Manager of the need for the advice or information and obtain the approval of the Trust Manager, which approval shall not be unreasonably withheld or delayed.

38.4     Reliance on documents and experts

         The Security Trustee may rely on:

         (a) any document (including any facsimile transmission, telegram or telex) it believes to be genuine and correct including any document given by the Chargor under clause 5.1(d) or by the Trust Manager under clause 5.4; and

         (b) advice and statements of lawyers, accountants, bankers and other consultants and experts, whether or not retained by it.

38.5     Notice of transfer

         The Security Trustee may treat each Mortgagee as the holder of the Mortgagee's rights under the Trust Documents until the Security Trustee has received a substitution certificate or an instrument of transfer in a form approved by the Security Trustee.

38.6     Notice of default

         (a) The Security Trustee will be taken not to have knowledge of the occurrence of an Event of Default unless the Security Trustee has received notice from a Voting Mortgagee or the Chargor stating that an Event of Default has occurred and describing it.

         (b) If the Security Trustee receives notice of, or becomes aware of, the occurrence of events or circumstances constituting an Event of Default and that those events or circumstances do constitute an Event of Default, the Security Trustee shall notify the Voting Mortgagees, subject to clause 38.11(b). For the purposes of this clause and the other provisions of this deed, the Security Trustee will only be considered to have notice of or to be aware of any thing if the Security Trustee has notice or awareness of that thing by virtue of the actual notice or awareness of the officers of


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                  the Security Trustee who have day to day responsibility for the administration of the security trust established by this deed.

38.7     Security Trustee as Mortgagee

         (a) The Security Trustee in its capacity as a Mortgagee has the same rights and powers under the Trust Documents as any other Mortgagee. It may exercise them as if it were not acting as the Security Trustee.

         (b) The Security Trustee and its Associates may engage in any kind of business with the Chargor, Trust Manager and any Mortgagee or other person as if it were not the Security Trustee. It may receive consideration for services in connection with any Trust Document and otherwise without having to account to the Mortgagees.

38.8     Indemnity to Security Trustee

         (a) (Indemnity) Subject to the order of payment contained in the Series Notice and clause 16 of this deed, clause 31 of this deed and clause 38.8(b), the Chargor agrees to indemnify and keep indemnified the Security Trustee and each of its officers, employees and advisers (each an Indemnified Party and collectively the Indemnified Parties) from and against all claims, actions, proceedings, demands, liabilities, losses, damages, costs and expenses arising out of or in connection with:

                  (i)      the Trust Documents; or

                  (ii) the Security Trustee's engagement as Security Trustee which any Indemnified Party may suffer or incur in any jurisdiction arising out of or in connection with:

                           (A) the Chargor failing to perform or observe any of its obligations under this deed or any other obligations binding on it; or

                           (B) any claim that an Indemnified Party has any liability under the US Securities Act of 1933 or the US Securities Exchange Act of 1934 in relation to the issue of securities in connection with the Trust, and all costs and expenses incurred by any Indemnified Party shall be reimbursed by the Chargor promptly on demand, including those incurred in connection with the investigation of, preparation for or defence of any pending or threatened litigation or claim within the terms of this indemnity or incidental thereto. This clause 38.8(a) does not limit the Chargor's liability under any other provision of this deed.

         (b) (Extent of Indemnity) The Chargor will not be responsible for any liabilities, losses, damages, costs or expenses which are determined by a final judgment of a court of competent jurisdiction to have resulted from fraud, wilful default or negligence on the part of an Indemnified Party and any sums already paid by the Chargor under the indemnity in clause 38.8(a) shall be reimbursed in full.


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         (c)      (Benefits of indemnity) Each Indemnified Party, whether or not a party to this deed, shall be entitled to the benefit of this clause 38.8 and this clause 38.8 may be enforced on that Indemnified Party's behalf by the Security Trustee.

         (d) (Preservation of rights) Subject to clause 38.8(b) the rights of an Indemnified Party under this deed shall not in any way be prejudiced or affected by:

                  (i) any approval given by an Indemnified Party in relation to a Registration Statement or any announcement or advertisement publicity made or distributed in relation to a Registration Statement;

                  (ii)     any consent to be named in a Registration Statement;

                  (iii) any knowledge (actual or constructive) of any failure by the Chargor to perform or observe any of its obligations under this deed;

                  (iv) any inaccuracy in any representation or warranty made or deemed to have been made by the Chargor under the Trust Documents; or

                  (v) any other fact, matter or thing which might otherwise constitute a waiver of or in any way prejudice or affect any right of an Indemnified Party.

         (e) (The Security Trustee's obligation to notify) If the Security Trustee becomes aware of any matter in respect of which an Indemnified Party wishes to claim for indemnification under this clause 38.8, the Security Trustee shall promptly notify the Chargor in writing of the substance of that matter.

38.9     Independent investigation

         Each Mortgagee confirms that it has made and will continue to make, independently and without reliance on the Security Trustee or any other Mortgagee (including the Trust Manager) and based on the Trust Documents, agreements and information which it regards appropriate:

         (a) its own investigations (if any) into the affairs of the Chargor; and

         (b) its own analyses and decisions whether to take or not take action under any Trust Document.

38.10    No monitoring

         The Security Trustee is not required to keep itself informed as to the compliance by the Chargor or the Trust Manager with any Trust Document or any other document or agreement or to inspect any property or book of the Chargor or the Trust Manager.

38.11    Information

         (a)      The Chargor authorises:

                  (i)      the Security Trustee to provide any Voting Mortgagee;
                           and

                  (ii)     the Note Trustee to provide any Class A Noteholder,


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                  with any information concerning the affairs, financial
                  condition or business of the Chargor which may come into the possession of the Security Trustee or the Note Trustee (as the case may be). The Security Trustee need not do so.

         (b) The Security Trustee is not obliged to disclose any information relating to the Chargor if in the opinion of the Security Trustee (on the basis of the advice of its legal advisers) disclosure would or might breach a law or a duty of secrecy or confidence.

38.12    Conflicts

         (a) Subject to clause 2.2, in the event of any dispute, ambiguity or doubt as to the construction or enforceability of this deed or of any other document or the Security Trustee's powers or obligations under or in connection with this deed or the determination or calculation or any amount or thing for the purpose of this deed or the construction or validity of any direction from the Mortgagees, the Security Trustee may:

                  (i) obtain and rely on advice from any person referred to in clause 38.3; and/or

                  (ii) apply to a court or similar body for any direction or order the Security Trustee considers appropriate,

                  and provided the Security Trustee is using reasonable endeavours to resolve such ambiguity, dispute or doubt, the Security Trustee, in its absolute discretion, may refuse to act or refrain from acting in relation to matters affected by such dispute, ambiguity or doubt.

         (b) The Security Trustee has no responsibility for the form or contents of this deed or any other Trust Document and will have no liability arising as a result of or in connection with any inadequacy, invalidity or unenforceability of any provision of this deed or the other Trust Documents.

38.13    No Liability

         Without limitation the Security Trustee shall not be liable for:

         (a) any decline in the value or loss realised upon any sale or other disposition made under this deed of any Mortgaged Property or any other property charged to the Security Trustee by any other person in respect of or relating to the obligations of any person in respect of the Chargor or the Secured Moneys or relating in any way to the Mortgaged Property;

         (b) any decline in value directly or indirectly arising from the Security Trustee acting or failing to act as a consequence of an opinion reached by it; and

         (c) any loss, expense or liability which may be suffered as a result of any assets secured by the Security Trust Deed, Mortgaged Property or any deeds or documents of title thereto being uninsured or inadequately insured or being held by or to the order of the Servicer or any of its affiliates or by clearing organisations or their operator or by any person on behalf of the Note Trustee.


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38.14    Security Trustee liability

         Notwithstanding any other provision of this deed, the Security Trustee will have no liability under or in connection with this deed or any other Trust Document (whether to any Mortgagee, the Chargor, the Trust Manager or any other person) other than to the extent to which the liability is able to be satisfied in accordance with this deed out of the property of the Trust Fund from which the Security Trustee is actually indemnified for the liability. This limitation will not apply to a liability of the Security Trustee to the extent that it is not satisfied because, under this deed or by operation of law, there is a reduction in the extent of the Security Trustee's indemnification as a result of the Security Trustee's fraud, negligence or wilful default. Nothing in this clause 38.14 or any similar provision in any other Trust Document limits or adversely affects the powers of the Security Trustee, any Receiver or Attorney in respect of the Charge or the Mortgaged Property.

39.      Retirement and removal of Security Trustee
--------------------------------------------------------------------------------

39.1     Retirement

         Subject to any Trust Document to which the Security Trustee is a party, and subject also to the appointment of a successor Security Trustee as provided in this clause and confirmation from the Designating Rating Agency that the resignation and appointment of a successor would not cause a withdrawal, downgrade or qualification of the ratings of any Notes, the Security Trustee may retire at any time upon giving not less than three months' notice (or such shorter period as the parties may agree) in writing to the Chargor, the Trust Manager, the Note Trustee and each Designated Rating Agency without assigning any reason and without being responsible for any costs occasioned by such retirement.

39.2     Removal

         Subject to any Trust Document to which the Security Trustee is a party, the appointment of a successor Security Trustee as provided in this clause, and prior notice being given to each Designated Rating Agency, the Security Trustee may be removed:

         (a) by the Trust Manager if any of the following occurs in relation to the Security Trustee:

                  (i) an Insolvency Event occurring in relation to the Security Trustee in its personal capacity;

                  (ii) the cessation by the Security Trustee of its business;

                  (iii) failure of the Security Trustee to remedy within fourteen days after written notice by the Trust Manager any material breach of duty on the part of the Security Trustee; or

                  (iv) if without the prior written consent of the Trust Manager there occurs:

                           (A) a change in fifty one per cent (or such other percentage the Trust Manager may in its absolute discretion determine shall constitute a change in the effective control of the Security Trustee) of the shareholding of the Security Trustee existing at the date of this


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                                    deed (whether occurring at one time or
                                    through a series of succession of transfers or issues of shares);

                           (B) a change in the effective management of the Security Trustee as existing at the date of this deed such that the Security Trustee is no longer able to fulfil its duties and obligations in relation to the Mortgaged Property; or

                           (C) the establishment by any means of any trust under which any third party becomes a beneficial owner of any of the Security Trustee's rights under this deed; or

         (b)      at any time by an Extraordinary Resolution of the Voting
                  Mortgagees.

39.3     Replacement

         (a) Upon notice of resignation or removal the Trust Manager shall have the right to appoint a successor Security Trustee who has been previously approved by an Extraordinary Resolution of the Voting Mortgagees and who accepts the appointment.

         (b) If no successor Security Trustee is appointed within 30 days after notice, the retiring Security Trustee may on behalf of the Mortgagees appoint a successor Security Trustee (other than Westpac or a Related Corporation of Westpac) who accepts the appointment.

         (c) On its appointment the successor Security Trustee will have all the rights, powers and obligations of the retiring Security Trustee. The retiring Security Trustee will be discharged from its rights, powers and obligations.

         (d) The retiring Security Trustee shall execute and deliver all Documents or agreements which are necessary or desirable in its opinion to transfer to the successor Security Trustee this deed and each Collateral Security or to effect the appointment of the successor Security Trustee.

         (e) After any retiring Security Trustee's resignation or removal, this deed will continue in effect in respect of anything done or omitted to be done by it while it was acting as Security Trustee.

40.      Meetings of Mortgagees
--------------------------------------------------------------------------------

40.1     Limitation on Security Trustee's powers

         Except as provided for in this deed, the Security Trustee shall not assent or give effect to any matter which a meeting of Voting Mortgagees is empowered by Extraordinary Resolution to do, unless the Security Trustee has previously been authorised to do so by an Extraordinary Resolution of Voting Mortgagees.

40.2     Convening of meetings

         (a)      (Generally)


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                  (i)      Subject to clause 40.17, the Security Trustee or the
                           Trust Manager at any time may convene a meeting of the Voting Mortgagees.

                  (ii) Subject to clause 40.17, and subject to the Security Trustee being indemnified to its reasonable satisfaction against all costs and expenses occasioned as a result, the Security Trustee shall convene a meeting of the Voting Mortgagees if requested to do so:

                           (A)      by the Chargor; and

                           (B) by Voting Mortgagees being holders of not less than 20% of the then Secured Moneys.

         (b)      (Time and place)

                  (i) Every meeting of Voting Mortgagees shall be held at such time and place as the Security Trustee approves, provided (subject to sub-paragraph (ii) and clause 40.3(b)) that any such meeting shall not be held until the Class A Noteholders have, in accordance with the Note Trust Deed, determined how to direct the Note Trustee to vote in the meeting of Voting Mortgagees.

                  (ii) Upon receiving notice of a meeting of the Voting Mortgagees, the Note Trustee shall as soon as practicable notify the Class A Noteholders in accordance with the terms of the Note Trust Deed.

                  (iii) The proviso in sub-paragraph (i) shall not apply if the Class A Noteholders' determination under sub-paragraph (i) is not made in accordance with, and within the time specified in, the Note Trust Deed.

         (c) (Class of Mortgagees) The provisions of this clause 40 regarding a meeting of the Voting Mortgagees shall apply, mutatis mutandis, to a meeting of any class of Voting Mortgagees.

40.3     Notice of meetings

         (a) (Period of Notice) Subject to clause 40.3(b), at least 21 days' notice (inclusive of the day on which the notice is given and of the day on which the meeting is held) shall be given to the Voting Mortgagees, the Beneficiary and all the Designated Rating Agencies.

         (b) (Short notice) Notwithstanding that a meeting is convened upon shorter notice than as specified in clause 40.3(a), or a meeting or details of that meeting are not notified, advised or approved in accordance with this clause 40, it shall be deemed to be duly convened if it is so agreed by the Voting Mortgagees representing a quorum (which quorum must include the Note Trustee).

         (c) (Copies) A copy of the notice shall in all cases be given by the party to this deed convening the meeting to the other parties to this deed.

         (d) (Method of giving notice) Notice of a meeting shall be given in the manner provided in this deed.

         (e) (Contents of a notice) Notice of a meeting of Voting Mortgagees shall specify, unless in any particular case the Security Trustee otherwise agrees:


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                  (i)      the day, time and place of the proposed meeting; and

                  (ii)     the nature of the resolutions to be proposed.

         (f) (Failure to give notice) The accidental omission to give notice to or the non-receipt of notice by any person entitled to receive it shall not invalidate the proceedings at any meeting.

40.4     Chairman

         A person (who need not be a Voting Mortgagee and who may be a Representative of the Security Trustee) nominated in writing by the Security Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated is not present within 15 minutes after the time appointed for the holding of that meeting the Voting Mortgagees present shall choose one of their number to be chairman.

40.5     Quorum

         At any such meeting any two or more persons present in person holding, or being Representatives holding or representing, in the aggregate not less than 50% of the then Secured Moneys shall form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

40.6     Adjournment

         (a) (Quorum not present) If within 15 minutes from the time appointed for any such meeting a quorum is not present the meeting shall, if convened on the requisition of the Voting Mortgagees, be dissolved. In any other case it shall stand adjourned (unless the Security Trustee agrees that it be dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At the adjourned meeting two or more persons present in person holding, or being Representatives holding or representing 25% of the then Secured Moneys shall (except for the purpose of passing an Extraordinary Resolution) form a quorum and shall have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had a quorum been present at that meeting. The quorum at any such adjourned meeting for passing a Extraordinary Resolution shall be 50% of the then Secured Moneys.

         (b) (Adjournment of meeting) The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

         (c) (Notice of adjourned meeting) At least 5 days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as of an original meeting and such notice shall state the quorum required at such adjourned


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                  meeting. It shall not, however, otherwise be necessary to give any notice of an adjourned meeting.

40.7     Voting procedure

         (a) (Show of hands) Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Voting Mortgagee or as a Representative.

         (b) (Declaration) At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman, the Chargor, the Trust Manager, the Note Trustee or the Security Trustee or by one or more persons holding, or being Representative holding or representing, in aggregate not less than 2% of the then Secured Moneys, a declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against that resolution.

         (c) (Poll) If at any meeting a poll is so demanded, it shall be taken in such manner and (subject as provided below) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

         (d) (No adjournment) Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

         (e)      (Votes) Subject to clause 40.7(a), at any meeting:

                  (i) on a show of hands, every person holding, or being a Representative holding or representing other persons who hold, Secured Moneys shall have one vote except that the Note Trustee shall represent each Class A Noteholder who has directed the Note Trustee to vote on its behalf under the Note Trust Deed; and

                  (ii) on a poll, every person who is present shall have one vote for each US$10,000 or its equivalent (but not part thereof) of the Secured Moneys that he holds or in respect of which he is a Representative. Any person entitled to more than one vote need not use or cast all of the votes to which he is entitled in the same way.

         (f) (Evidence) In order for the Note Trustee to vote on behalf of a Class A Noteholder under paragraph (e), it must provide evidence satisfactory to the Security Trustee that it is authorised so to vote.


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40.8     Right to attend and speak

         The Chargor, the Trust Manager, the Security Trustee and the Beneficiary (through their respective Representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of Voting Mortgagees (and, to the extent that they are also a Mortgagee, to vote at that meeting). No person shall otherwise be entitled to attend or vote at any meeting of the Voting Mortgagees or to join with others in requesting the convening of such a meeting unless he is a Voting Mortgagee or a Representative.

40.9     Appointment of Proxies

         (a) (Requirements) Each appointment of a proxy shall be in writing and shall be deposited at the registered office of the Security Trustee or in such other place as the Security Trustee shall designate or approve, together with proof satisfactory to the Security Trustee of its due execution (if so required by the Security Trustee), not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote, and in default, the appointment of proxy shall not be treated as valid unless the chairman of the meeting decides otherwise before that meeting or adjourned meeting proceeds to business. A notarially certified copy proof of due execution as specified above (if applicable) shall, if required by the Security Trustee, be produced by the proxy at the meeting or adjourned meeting, but the Security Trustee shall not thereby be obliged to investigate or be concerned with the validity or the authority of the proxy named in any such appointment. The proxy named in any appointment of proxy need not be a Voting Mortgagee.

         (b) (Proxy remains valid) Any vote given in accordance with the terms of an appointment of proxy set out in clause 40.9(a) shall be valid notwithstanding the previous revocation or amendment of the appointment of proxy or of any of the Voting Mortgagee's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment has been received by the Security Trustee at its registered office, or by the chairman of the meeting, in each case within the 24 hours before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used.

40.10    Corporate Representatives

         A person authorised pursuant to section 250D of the Corporations Act by a Voting Mortgagee being a body corporate to act for that Voting Mortgagee at any meeting shall, in accordance with his authority until his authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Voting Mortgagee and shall be entitled to produce evidence of his authority (together with, if required by the Security Trustee, evidence satisfactory to the Security Trustee of the due execution of the authority) to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.


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40.11    Rights of Representatives

         A Representative shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specifically directed to vote for or against any proposal) have power generally to act at a meeting for the Voting Mortgagee concerned. The Security Trustee and any officer of the Security Trustee may be appointed a Representative.

40.12    Extraordinary Resolutions

         (a) (Powers) A meeting of Voting Mortgagees shall, without prejudice to any rights or powers conferred on other persons by this deed, have power exercisable by Extraordinary
                  Resolution:

                  (i) to direct the Security Trustee in the action that should be taken by it following the occurrence of an Event of Default or the Charge or this deed becoming enforceable;

                  (ii) to sanction any action that the Security Trustee or a Receiver proposes to take to enforce the provisions of this deed;

                  (iii) to sanction any proposal by the Trust Manager, the Chargor or the Security Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Mortgagees against the Chargor or the Trust Manager whether such rights shall arise under this deed, the Trust Documents or otherwise;

                  (iv) to sanction the exchange or substitution of the Secured Moneys for, or the conversion of the Secured Moneys into, bonds or other obligations or securities of the Chargor or any body corporate formed or to be formed;

                  (v) to assent to any modification of the provisions contained in this deed which may be proposed by the Chargor, the Trust Manager or the Security Trustee;

                  (vi) to give any authority, direction, guidance or sanction sought by the Security Trustee from the Voting Mortgagees;

                  (vii) to appoint any persons (whether Voting Mortgagees or not) as a committee or committees to represent the interests of the Voting Mortgagees and to confer on such committee or committees any powers or discretions which the Voting Mortgagees could themselves exercise by Extraordinary Resolution;

                  (viii) to approve a person proposed to be appointed as a new Security Trustee for the time being;

                  (ix) to discharge or exonerate the Security Trustee from any liability in respect of any act or omission for which it may become responsible under this deed;

                  (x) to do any other thing which under this deed is required to be given by an Extraordinary Resolution of the Mortgagees;


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                  (xi)     to authorise the Security Trustee or any other person
                           to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution; or

                  (xii) to determine whether the Security Trustee should or should not perform an Act (as defined in clause 40.17), and any such Extraordinary Resolution will (where relevant and in accordance with clause 40.17) override any determination by the Noteholder Mortgagees.

         (b) (No power) A meeting of Voting Mortgagees shall not have power in relation to any Mortgagee to:

                  (i) release any obligation to pay any of the Secured Moneys to that Mortgagee;

                  (ii) alter any date upon which any of the Secured Moneys is payable; or

                  (iii) alter the amount of any payment of any part of the Secured Moneys.

40.13    Extraordinary Resolution binding on Mortgagees

         Subject to clause 40.12(b), an Extraordinary Resolution passed at a meeting of the Voting Mortgagees duly convened and held in accordance with this clause 40 shall be binding upon all Mortgagees whether or not present at such meeting and each of the Mortgagees and the Chargor, the Trust Manager and the Security Trustee shall be bound to give effect to it accordingly.

40.14    Minutes and records

         Minutes of all resolutions and proceedings at every meeting of the Voting Mortgagees under this clause 40 shall be made and duly entered in the books to be from time to time provided for that purpose by the Security Trustee and any such minutes purporting to be signed by the chairman of the meeting at which those resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the Voting Mortgagees shall be conclusive evidence of the matters contained in those minutes and until the contrary is proved, provided every meeting in respect of the proceedings of which minutes have been made and signed as provided in this clause 40.14 shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted in that meeting to have been duly passed and transacted.

40.15    Written resolutions

         Notwithstanding the preceding provisions of this clause 40, a resolution of all the Voting Mortgagees (including an Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or notes in writing which have:

         (a) in the case of a resolution (including an Extraordinary Resolution) of all the Voting Mortgagees, been signed by all the Voting Mortgagees; and

         (b) any such instrument shall be effective upon presentation to the Security Trustee for entry in the records referred to in clause 40.14


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40.16    Further procedures for meetings

         Subject to all other provisions contained in this deed, the Security Trustee may without the consent of the Mortgagees prescribe such further regulations regarding the holding of meetings of the Voting Mortgagees and attendance and voting at those meetings as the Security Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the above) such regulations and requirements as the Security Trustee thinks reasonable:

         (a) (persons are Voting Mortgagees) so as to satisfy itself that persons are in fact Voting Mortgagees who purport to requisition a meeting or who purport to make any requisition to the Security Trustee in accordance with this deed;

         (b) (entitlement to vote) so as to satisfy itself that persons who purport to attend or vote at any meeting of Voting Mortgagees are entitled to do so in accordance with this clause 40 and this deed; and

         (c) (forms of Representative) as to the form of appointment of a Representative.

40.17    Noteholder Mortgagees' rights

         (a) Despite any other provision of this deed, for so long as the Noteholder Mortgagees are the only Voting Mortgagees they may direct the Security Trustee to do any act or thing which the Security Trustee is required to do, or may only do, at the direction of an Extraordinary Resolution of Voting Mortgagees.

         (b) Neither the Security Trustee nor the Trust Manager may call a meeting of Voting Mortgagees while the Noteholder Mortgagees are the only Voting Mortgagees, unless the Noteholder Mortgagees otherwise consent.

         (c) Despite any other provision of this deed, at any time while an Event of Default subsists:

                  (i) if the Noteholder Mortgagees are not the only Voting Mortgagee; and

                  (ii) if the Noteholder Mortgagees direct the Security Trustee to enforce the Charge (in the case of the Note Trustee as a Noteholder Mortgagee, whether directed to do so by Class A Noteholders or as it determines on behalf of the Class A Noteholders), the Security Trustee shall enforce the Charge under clause 8.2 as if directed to do so by an Extraordinary Resolution of Voting Mortgagees and paragraph (a) shall apply as if the Noteholder Mortgagees were the only Voting Mortgagee.

         (d) Except if the Noteholder Mortgagees are the only Voting Mortgagees, where the consent of the Noteholder Mortgagees is required under clause 1.2(b), 4.3, 4.4(a)(ii), 5.2, 8.1(b),
                  8.1(g), 8.2, 9.7(a), 9.7(c), 14, 29.3, 36 or 38.1(c) in
                  relation to a discretion or act of the Security Trustee (an
                  Act):

                  (i)      the Noteholder Mortgagees must:

                           (A) not unreasonably withhold that consent, the Note Trustee as a Noteholder Mortgagee giving due consideration to the interest of Class A Noteholders; and


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                           (B)      respond promptly (and in any event within 5
                                    Business Days) to the Security Trustee
                                    indicating whether the consent is granted or not (and if it does not reply within 5 Business Days its consent shall be taken to have been given); and

                  (ii) subject to paragraph (c), if an Extraordinary Resolution of Voting Mortgagees determines that the Act should or should not occur, the Extraordinary Resolution will override any determination by the Noteholder Mortgagees in relation to any such clause.

         (e) The Security Trustee shall not be liable to any Mortgagee for acting, or not acting, on the directions of the Noteholder Mortgagees, even if the Security Trustee is actually aware that the Noteholder Mortgagees have unreasonably withheld their consent in breach of sub-paragraph (d)(i)(A).

         (f)      Any reference to the Noteholder Mortgagees where:

                  (i)      they are the only Voting Mortgagees; or

                  (ii) where the consent of the Noteholder Mortgagees is required under clause 1.2(b), 4.3, 4.4(a)(ii), 5.2, 8.1(b), 8.1(g), 8.2, 9.7(a), 9.7(c), 14, 29.3, 36 or
                           38.1(c) in relation to a discretion or act of the Security Trustee,

                  (iii) means so many of the Noteholder Mortgagees who represent more than 50% of the aggregate Invested Amount of the Class A Notes and the Class B Notes.

41.      Authorised Signatories
--------------------------------------------------------------------------------

         The Chargor irrevocably authorises each Mortgagee to rely on a certificate by a person purporting to be its director or secretary as to the identity and signatures of its Authorised Signatories. The Chargor warrants that those persons have been authorised to give notices and communications under or in connection with the Trust Documents.

42.      Governing law and jurisdiction
--------------------------------------------------------------------------------

         This deed is governed by the laws of New South Wales. The Chargor submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

43.      Counterparts
--------------------------------------------------------------------------------

         This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

44.      Set-off
--------------------------------------------------------------------------------

         No Mortgagee may apply any credit balance in any currency (whether or not matured) in any account comprised in the Mortgaged Property towards satisfaction of any sum then due and payable to that Mortgagee under or in relation to any Trust Document.


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45.      Acknowledgement by chargor
--------------------------------------------------------------------------------

         The Chargor confirms that:

         (a) it has not entered into any Trust Document in reliance on, or as a result of, any conduct of any kind of or on behalf of any Mortgagee or any Related Corporation of any Mortgagee (including any advice, warranty, representation or undertaking); and

         (b) no Mortgagee nor any Related Corporation of any Mortgagee is obliged to do anything (including disclose anything or give advice),

         except as expressly set out in the Trust Documents or in writing duly signed by or on behalf of the Mortgagee or Related Corporation.

46.      Information memorandum
--------------------------------------------------------------------------------

         The Security Trustee has no responsibility for any statement or information in or omission from any information memorandum, advertisement, circular or other document issued by or on behalf of the Chargor or Trust Manager, including in connection with the issue of Notes. Neither the Chargor nor the Trust Manager may publish or permit to be published any such document in connection with the offer of Notes or an invitation for subscriptions for Notes containing any statement which makes reference to the Security Trustee without the prior written consent of the Security Trustee, which consent must not be unreasonably withheld. In considering whether to give its consent, the Security Trustee is not required to take into account the interests of the other Mortgagees.






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EXECUTED as a deed.

Each attorney executing this deed states that he has no notice of revocation or suspension of his power of attorney.


CHARGOR


SIGNED SEALED and DELIVERED        )
on behalf of                       )
WESTPAC SECURITIES                 )
ADMINISTRATION LIMITED             )
by its attorney                    )
in the presence of:                )   /s/ Robert George Hamilton
                                       -----------------------------------------
                                       Signature

/s/ Stuart Lawrance                    Robert George Hamilton
------------------------------------   -----------------------------------------
Witness                                Print name

Stuart Lawrance                        Date signed: 4 March 2002
------------------------------------
Print name
                                       Time signed: 4:12 p.m.


                                       Place signed: Sydney

SECURITY TRUSTEE


SIGNED SEALED and DELIVERED        )
on behalf of                       )
PERPETUAL TRUSTEE COMPANY          )
LIMITED                            )
by its attorney                    )
in the presence of:                )   /s/ Richard Lovell
                                       -----------------------------------------
                                       Signature

/s/ Stuart Lawrance                    Richard Lovell
------------------------------------   -----------------------------------------
Witness                                Print name

Stuart Lawrance                        Date signed: 4 March 2002
------------------------------------
Print name
                                       Time signed: 6:00 p.m.


                                       Place signed: Sydney



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TRUST MANAGER


SIGNED SEALED and DELIVERED        )
on behalf of                       )
WESTPAC SECURITISATION             )
MANAGEMENT PTY LIMITED             )
by its attorney                    )
in the presence of:                )   /s/ G.P.D. Rennie
                                       -----------------------------------------
                                       Signature

/s/ Stuart Lawrance                    G.P.D. Rennie
------------------------------------   -----------------------------------------
Witness                                Print name

Stuart Lawrance                        Date signed: 4th March 2002
------------------------------------
Print name
                                       Time signed: 4:12 p.m.


                                       Place signed: Sydney

NOTE TRUSTEE


SIGNED SEALED and DELIVERED by     )
CITIBANK, N.A., LONDON BRANCH:     )

/s/ Mark O'Hare                        /s/ David J. Mares
------------------------------------   -----------------------------------------
Authorised Signatory                   Authorised Signatory

Mark O'Hare                            David J. Mares
------------------------------------   -----------------------------------------
Print name                             Print name

Date signed: 4th March                 Date signed: 4th March 2002

Time signed: 6:14 p.m.                 Time signed: 6:15 p.m.

Place signed: Citibank N.A.            Place signed: Citibank N.A.
              Cottons Centre                         Cottons Centre
              Hays Lane                              Hays Lane
              London SE1 2QT                         London SE1 2QT




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